Exhibit 10.36

UXIN LIMITED

UCAREASE HOLDING LIMITED

UXIN USED CAR LIMITED

PERFECT HARMONY GROUP LIMITED

UXIN HONG KONG LIMITED

(優信互聯香港有限公司)

GLORYFIN INTERNATIONAL GROUP HOLDING COMPANY LIMITED

(锦融国际控股集团有限公司)

UCARSHOW HK LIMITED

(優車秀香港有限公司)

FAIRLUBO AUCTION COMPANY LIMITED

FAIRLUBO AUCTION HK COMPANY LIMITED

UCARBUY HOLDING LIMITED

UCARBUY HK LIMITED

BEIJING YOUXIN FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.

(北京优信丰顺路宝机动车拍卖有限公司)

BEIJING FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.

(北京丰顺路宝机动车拍卖有限公司)

SHANGHAI FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.

(上海丰顺路宝机动车拍卖有限公司)

TIANJIN FENGSHUN LUBAO VEHICLE CONSULTING CO., LTD.

(天津丰顺路宝机动车信息咨询服务有限公司)

KAIFENG FINANCING LEASE (HANGZHOU) CO., LTD.

(凯枫融资租赁（杭州）有限公司)

YOUXINPAI (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信拍（北京）信息科技有限公司)

YOUXIN INTERNET (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信互联（北京）信息技术有限公司)

YOUTU (BEIJING) TRANSPORTATION AGENT CO., LTD.

(优途（北京）运输代理有限公司)

YOUXINPAI (BEIJING) AUCTION CO., LTD.

(优信拍（北京）拍卖有限公司)

SICHUAN YOUXINPAI AUCTION CO., LTD.

(四川优信拍拍卖有限公司)

YOUXINPAI (BEIJING) SECOND HAND CAR APPRAISAL AND EVALUATION CO., LTD.

(优信拍（北京）二手车鉴定评估有限公司)

YOUXINHULIAN (BEIJING) BUSINESS AND TRADE CO., LTD.

(优信互联（北京）商贸有限公司)

BEIJING YOUXIN RUIDA ASSETS MANAGEMENT CO., LTD.

(北京优信睿达资产管理有限公司)

BEIJING YOUXIN YILIAN INVESTMENT CO., LTD.

(北京优信易联投资有限公司)

SHENZHEN YOUXIN PENGCHENG SECOND HAND CAR TRADE MARKET CO., LTD.

(深圳市优信鹏城二手车交易市场有限公司)

SHENZHEN YOUXIN PENGDA SECOND HAND CAR BROKERAGE CO., LTD.

(深圳市优信鹏达二手车经纪有限公司)

YOUHAN (SHANGHAI) INFORMATION TECHNOLOGY CO., LTD.

(上海优晗信息科技有限公司)

YOUXIN (SHANGHAI) AUCTION CO., LTD.

(优信（上海）拍卖有限公司)

YOUXIN AUTOMOBILE ONLINE TRADE MARKET SERVICE CO., LTD.

(优新机动车网上交易市场服务有限公司)

YOUGU (SHANGHAI) INFORMATION TECHNOLOGY CO., LTD.

(优估（上海）信息科技有限公司)

YOUXUAN (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优轩（北京）信息科技有限公司)

YOUZHEN (BEIJING) BUSINESS CONSULTING CO., LTD.

(优臻（北京）商务咨询有限公司)

YOUFANG (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优舫（北京）信息科技有限公司)

YOUXIN SHUXIANG (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信数享（北京）信息技术有限公司)

YOUXIN (SHANGHAI) SECOND HAND CAR BUSINESS CO., LTD.

(优歆（上海）二手车经营有限公司)

YOUXIN YISHOUCHE (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信易手车（北京）信息技术有限公司)

BANMAXIU (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(斑马秀（北京）信息科技有限公司)

FOUNDER

FOUNDER HOLDING COMPANY

AND

INVESTOR

SERIES G SHARE SUBSCRIPTION

AGREEMENT

Dated December 30, 2016

SERIES G SHARE SUBSCRIPTION AGREEMENT

This SERIES G SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made on December 30, 2016 (“Signing Date”) by and among:

(1)                                 Uxin Limited, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands with its registered address at the offices of Offshore Incorporations (Cayman) Limited, Grand Pavilion, Hibiscus Way, 802 West Bay Road, P.O. Box 31119, KY1-1205, Cayman Islands (the “Company”);

(2)                                 UcarEase Holding Limited, a BVI business company duly incorporated and validly existing under the laws of British Virgin Islands with its registered address at the offices of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“UcarEase BVI”);

(3)                                 Uxin Used Car Limited, an exempted company duly incorporated and validly existing under the laws of Cayman Islands with its registered address at Sertus Chambers, P.O. Box 2547, Cassia Court, Camana Bay, Grand Cayman, Cayman Islands (“Uxin Used Car Cayman”);

(4)                                 Perfect Harmony Group Limited, a BVI business company duly incorporated and validly existing under the laws of British Virgin Islands with its registered address at P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands (“Perfect Harmony”);

(5)                                 Uxin Hong Kong Limited (優信互聯香港有限公司), a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at Room 502, Bank of America Tower, 12 Harcourt Road, Central, Hong Kong (“Uxin HK”);

(6)                                 GloryFin International Group Holding Company Limited (錦融國際控股集團有限公司), a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at Room 19C, Lockhart Centre, 301-307 Lockhart Rd., Wan Chai, Hong Kong (“GloryFin HK”);

(7)                                 UcarShow HK Limited (優車秀香港有限公司), a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at RM 1501(682) 15/F SPA Centre, 53-55 Lockhart Road, Wanchai, Hong Kong (“UcarShow HK”);

(8)                                 Fairlubo Auction Company Limited, a limited liability company duly incorporated and validly existing under the laws of Cayman Islands with its registered address at the offices of Offshore Incorporations (Cayman) Limited, Floor 4, Willow House, Cricket Square, P O Box 2804, Grand Cayman KY1-1112, Cayman Islands (“Fairlubo”);

(9)                                 Fairlubo Auction HK Company Limited, a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at Room 1501(682) 15/F SPA Centre 53-55 Lockhart Road, Wanchai (“Fairlubo HK”);

(10)                          UcarBuy Holding Limited, a BVI business company duly incorporated and validly existing under the laws of British Virgin Islands with its registered address at the offices of OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“UcarBuy BVI”);

(11)                          UcarBuy HK Limited, a company duly incorporated and validly existing under the laws of Hong Kong with its registered address at Room 1501(682) 15/F SPA Centre 53-55 Lockhart Road, Wanchai (“UcarBuy HK”);

(12)                          Beijing Youxin Fengshun Lubao Vehicle Auction Co., Ltd. (北京优信丰顺路宝机动车拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 1632 of 1-16, Building A, Floor 16, Building No. 1, No. Jia 6, Jianguomen Outer Avenue, Chaoyang District, Beijing, China (北京市朝阳区建国门外大街甲6号1幢16层A座1-16内1632) (“ Lubao WFOE”);

(13)                          Beijing Fengshun Lubao Vehicle Auction Co., Ltd. (北京丰顺路宝机动车拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room1416, Floor 14, Fengkai Wangyuan Technology Incubator Center (Wangyuan Building), No. 56, South Road of 4th West Ring, Fengtai District, Beijing, China (北京市丰台区西四环南路56号丰开望园科技孵化中心(望园大厦)14层1416房间) (“Fengshun Lubao”);

(14)                          Shanghai Fengshun Lubao Vehicle Auction Co., Ltd.(上海丰顺路宝机动车拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 312, No. 579, An Chi Road, Anting, Diading District, Shanghai, China (上海市嘉定区安亭镇安驰路569号312室) (“Shanghai Lubao”);

(15)                          Tianjin Fengshun Lubao Vehicle consulting Co., Ltd. (天津丰顺路宝机动车信息咨询服务有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 1-208, No. 146, Wei Guo Avenue, Hedong District, Tianjin, China (天津市河东区卫国道136号1-208) (“Tianjin Lubao”);

(16)                          Kaifeng Financing Lease (Hangzhou) Co., Ltd. (凯枫融资租赁（杭州）有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 1501-11, North Building No. 1, Yang Guang Hua Cheng Chuang Fu Center, No. 386, Xue Zheng Street, Hangzhou Economic and Technological Development Zone, Hangzhou, Zhejiang Province, China (杭州经济技术开发区学正街386号阳光华城创富中心北1幢1501-11室) (“Kaifeng Financing Lease”);

(17)                          Youxinpai (Beijing) Information Technology Co., Ltd. (优信拍（北京）信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323701, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China  (北京市朝阳区阜通东大街1号院5号楼323701室) (the “JV”);

(18)                          Youxin Internet (Beijing) Information Technology Co., Ltd. (优信互联（北京）信息技术有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 2106-A030, No. 9, North 4th Ring West Road, Haidian District, Beijing, China (北京市海淀区北四环西路9号2106-A030) (the “PRC Domestic Company”);

(19)                          Youtu (Beijing) Transportation Agent Co., Ltd. (优途（北京）运输代理有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323702, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323702室) (“Youtu Beijing”);

(20)                          Youxinpai (Beijing) Auction Co., Ltd. (优信拍（北京）拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323705, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323705室) (“Youxinpai Auction”);

(21)                          Sichuan Youxinpai Auction Co., Ltd. (四川优信拍拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at 1/F, Building No. 7, No. 2 Huan San Xiang, Xiao Jia He, High and New Technology Development Zone, Chengdu, Sichuan Province, China (成都高新区肖家河环三巷2号7幢1层) (“Youxinpai Sichuan Auction”);

(22)                          Youxinpai (Beijing) Second Hand Car Appraisal and Evaluation Co., Ltd. (优信拍（北京）二手车鉴定评估有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323706, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323706室) (“Youxinpai Second Hand Car”);

(23)                          Youxinhulian (Beijing) Business and Trade Co., Ltd. (优信互联（北京）商贸有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323703, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323703室) (“Youxin Business”);

(24)                          Beijing Youxin Ruida Assets Management Co., Ltd. (北京优信睿达资产管理有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323603, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323603室) (“Youxin Ruida Assets”);

(25)                          Beijing Youxin Yilian Investment Co., Ltd. (北京优信易联投资有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323601, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323601室) (“Youxin Yilian”);

(26)                          Shenzhen Youxin Pengcheng Second Hand Car Trade Market Co., Ltd. (深圳市优信鹏城二手车交易市场有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 218, Building Yiben, No. 1063, Chaguang Road, Nanshan District, Shenzhen, China (深圳市南山区茶光路1063号一本大楼218) (“Youxin Pengcheng”, together with Youtu Beijing, Youxinpai Auction, Youxinpai Sichuan Auction, Youxinpai Second Hand Car, Youxin Business, Youxin Ruida Assets, and Youxin Yilian, the “PRC Subsidiaries”, and each a “PRC Subsidiary”);

(27)                          Shenzhen Youxin Pengda Second Hand Car Brokerage Co., Ltd. (深圳市优信鹏达二手车经纪有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 203, Building Yiben, No. 1063, Chaguang Road, Nanshan District, Shenzhen, China (深圳市南山区茶光路1063号一本大楼203) (“Youxin Pengda”);

(28)                          Youhan (Shanghai) Information Technology Co., Ltd. (上海优晗信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 1118, No. 106, Xinling Road, Free Trade Zone, Shanghai, China (中国（上海）自由贸易试验区新灵路106号1118室) (“Youhan Shanghai”);

(29)                          Youxin (Shanghai) Auction Co., Ltd. (优信（上海）拍卖有限公司), a limited liability company duly incorporated and validly existing under the laws of the

People’s Republic of China with its registered address at No. 4616, Caoan Road, Anting Town, Jiading District, Shanghai, China (上海市嘉定区安亭镇曹安路4616号) (“Youxin Auction”);

(30)                          Youxin Automobile Online Trade Market Service Co., Ltd. (优新机动车网上交易市场服务有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 109, Building No. 2, No. 4616, Caoan Road, Anting Town, Jiading District, Shanghai, China (上海市嘉定区安亭镇曹安路4616号2幢109室) (“Youxin Automobile”);

(31)                          Yougu (Shanghai) Information Technology Co., Ltd. (优估（上海）信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 368, Area 302, No. 211, North Fute Road, Free Trade Zone, Shanghai, China (中国（上海）自由贸易试验区富特北路211号302部位368室) (“Yougu Shanghai”);

(32)                          Youxuan (Beijing) Information Technology Co., Ltd. (优轩（北京）信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323605, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323605室) (“Youxuan Beijing”);

(33)                          Youzhen (Beijing) Business Consulting Co., Ltd. (优臻（北京）商务咨询有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323608, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323608室) (“Youzhen Beijing”);

(34)                          Youfang (Beijing) Information Technology Co., Ltd. (优舫（北京）信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323607, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323607室) (“Youfang Beijing”);

(35)                          Youxin Shuxiang (Beijing) Information Technology Co., Ltd. (优信数享（北京）信息技术有限公司) , a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323610, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323610室) (“Youxin Shuxiang”);

(36)                          Youxin (Shanghai) Second Hand Car Business Co., Ltd. (优歆（上海）二手车经营有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room D-09, Floor 2, Building No. 1, No. 198, Huashen Road, Free Trade Zone, Shanghai, China (中国（上海）自由贸易试验区华申路198号1幢楼二层D-09室) (“Youxin Shanghai”);

(37)                          Youxin Yishouche (Beijing) Information Technology Co., Ltd. (优信易手车（北京）信息技术有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323602, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323602室) (“Youxin Yishouche”);

(38)                          Banmaxiu (Beijing) Information Technology Co., Ltd. (斑马秀（北京）信息科技有限公司), a limited liability company duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 323609, Building No. 5, Compound No.1, Futong East Avenue, Chaoyang District, Beijing, China (北京市朝阳区阜通东大街1号院5号楼323609室) (“Banmaxiu Beijing”);

(39)                          the individual listed in Part I(a) of EXHIBIT A (the “Founder”);

(40)                          the company listed in Part I(b) of EXHIBIT A (the “Founder Holding Company”); and

(41)                          Zhuhai Guangkong Zhongying Industrial Investment Fund (Limited Partnership) (珠海光控众盈产业投资基金合伙企业（有限合伙）) , a limited partnership duly incorporated and validly existing under the laws of the People’s Republic of China with its registered address at Room 110-41, Building No. 18, Innovation Valley, No. 1889, East Huandao Road, New Hengqin District, Zhuhai)  (the “Investor”).

The Company, UcarEase BVI, Uxin Used Car Cayman, Perfect Harmony, Uxin HK, GloryFin HK, UcarShow HK, Fairlubo, Fairlubo HK, UcarBuy BVI, UcarBuy HK, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, the JV, the PRC Domestic Company, the PRC Subsidiaries, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the Founder, the Founder Holding Company and the Investor are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

RECITALS

A.                                    The Company desires to issue and allot a number of Series G redeemable convertible preferred shares , par value US$0.001 per share, of the Company (the “Series G Preferred Shares”, and the holders of any Series G Preferred Shares are hereinafter collectively referred to as the “Series G Preferred Shareholders” and each a “Series G Preferred Shareholder”) and the JV desires to increase its registered capital, collectively for a total purchase price up to US$250,000,000, but not less than US$110,000,000, the exact amount of which shall be determined in the sole discretion of the Company in accordance with its Constitutional Documents. (the “Series G Financing”).

B.                                    The Group Companies desires to issue and allot to the Investor and the Investor desires to invest in the Group Companies and the subscription price into the Group Companies shall be divided into the following three parts: (1) subscription of the increased registered capital in Yougu Shanghai; (2) subscription of increased registered capital in the JV; and (3) subscription of the Series G Preferred Shares in the Company.

C.                                    Yougu Shanghai desires to increase its registered capital and allot to the Investor and the Investor desires to subscribe for such amount of Subscribed Capital in the Yougu Shanghai as set forth opposite the Investor’s name in Part III of EXHIBIT A, on the terms and conditions set forth in this Agreement.

D.                                    The JV desires to increase its registered capital and allot to the Investor and the Investor desires to subscribe for such amount of Subscribed Capital in the JV as set forth opposite the Investor’s name in Part IV of EXHIBIT A, on the terms and conditions set forth in this Agreement.

E.                                     The Company desires to issue and allot to the Investor and the Investor desires to subscribe for that number of Series G Preferred Shares as set forth in Section 2.2, on the terms and conditions set forth in this Agreement.

F.                                      As of the date hereof, the Founder Holding Company owns 4,931,886 ordinary shares, par value US$0.001 per share, of the Company (the “Ordinary Shares”); certain other Persons (as defined below) whose names are listed in Part I of EXHIBIT B collectively own 5,000,000 Series A redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series A Shares”); certain other Persons  whose names are listed in Part I of EXHIBIT B collectively own 491,089 Series A-1 redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series A-1 Shares”, together with the Series A Shares, the “Series A Preferred Shares”, and the holders of any Series A Preferred Shares are hereinafter collectively referred to as the “Series A Preferred Shareholders” and each a “Series A Preferred Shareholder”); certain other Persons whose names are listed in Part I of EXHIBIT B collectively own 7,060,263 Series B redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series B Preferred Shares”, and the holders of any Series B Preferred Shares are hereinafter collectively referred to as the “Series B Preferred Shareholders” and each a “Series B Preferred Shareholder”); certain other Persons whose names are listed in Part I of EXHIBIT B collectively own 8,670,877 Series C-1 redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series C-1 Preferred Shares”); certain other Persons whose names are listed in Part I of EXHIBIT B collectively own 1,055,891 Series C-2 redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series C-2 Preferred Shares”, together with the Series C-1 Preferred Shares, the “Series C Preferred Shares”, and each a “Series C Preferred Share”; and the holders of any Series C Preferred Share are hereinafter collectively referred to as the “Series C Preferred Shareholders” and each a “Series C Preferred Shareholder”); certain other Persons whose names are listed in Part I of EXHIBIT B collectively own 15,935,515 Series D redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series D Preferred Shares” and the holders of any Series D Preferred Shares are hereinafter collectively referred to as the “Series D Preferred Shareholders” and each a “Series D Preferred Shareholder”); and certain other Persons whose names are listed in Part I of EXHIBIT B collectively own 8,947,749 Series E redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series E Preferred Shares” and the holders of any Series E Preferred Shares are hereinafter collectively referred to as the “Series E Preferred Shareholders” and each a “Series E Preferred Shareholder”); and certain other Persons whose names are listed in Part I of EXHIBIT B collectively own 8,516,220 Series F redeemable convertible preferred shares, par value US$0.001 per share, of the Company (the “Series F Preferred Shares”, together with the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares and the Series G Preferred Shares, the “Preferred Shares”, and the holders of any Series F Preferred Shares are hereinafter collectively referred to as the “Series F Preferred Shareholders” and each a “Series F Preferred Shareholder”).  The number of the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares, the Series F Preferred Shares and the Ordinary Shares as shown in Part I of EXHIBIT B represents 100% of the issued and outstanding share capital of the Company as of the date hereof.

G.                                    As of the date hereof, the registered capital of the JV is US$200,000,000. Each holder of the Ordinary Shares and the Preferred Shares, directly or through its Affiliates as set forth in the second column in Part II of EXHIBIT B, owns respectively that number of percentage of the equity interest in the JV as set forth in the right column in Part II of EXHIBIT B equaling to the percentage of shares it owns on a fully diluted basis in the Company; the four ESOP Entities (as defined below) collectively own same percentage of equity interest in the JV as the percentage of Ordinary Shares that are reserved for ESOP in the Company’s issued share capital on a fully diluted basis. The capitalization table the JV as shown in Part II of EXHIBIT B represents 100% of the registered capital of the JV as of the date hereof.

H.                                   The Company owns one hundred percent (100%) equity interest in Uxin HK (on a fully diluted basis) , free and clear of any Encumbrance (as defined below).

I.                                        The Company owns one hundred percent (100%) equity interest in UcarEase BVI (on a fully diluted basis), UcarEase BVI in turn owns one hundred percent (100%) equity interest in GloryFin HK (on a fully diluted basis) and GloryFin HK in turn owns hundred percent (100%) equity interest in Kaifeng Financing Lease (on a fully diluted basis), in each case free and clear of any Encumbrance.

J.                                        The Company owns one hundred percent (100%) equity interest in Uxin Used Car Cayman(on a fully diluted basis), Uxin Used Car Cayman in turn owns one hundred percent (100%) equity interest in UcarShow HK (on a fully diluted basis) and UcarShow HK in turn owns one hundred percent (100%) equity interest in Yougu Shanghai (on a fully diluted basis), in each case free and clear of any Encumbrance.

K.                                    The Company owns one hundred percent (100%) equity interest in Perfect Harmony (on a fully diluted basis), Perfect Harmony in turns owns fifty two point six one five four percent (52.6154%) equity interest in Fairlubo (on a fully diluted basis), Fairlubo in turn owns one hundred percent (100%) equity interest in Fairlubo HK, and Fairlubo HK in turn owns one hundred percent (100%) equity interest in Lubao WFOE.

L.                                     As of the date of this Agreement, the shareholders of the JV set forth in the second column in Part II of EXHIBIT B collectively owns one hundred percent (100%) equity interest in the JV (on a fully diluted basis) and the JV in turn owns one hundred percent (100%) equity interest in Youxin Pengda (on a fully diluted basis), Youhan Shanghai (on a fully diluted basis), Youxin Auction (on a fully diluted basis), Youxin Automobile (on a fully diluted basis), in each case free and clear of any Encumbrance (as defined below).

M.                                 As of the date of this Agreement, Dai Kun (戴琨) and Min Si Lian Hua (as defined below) hold 99.90% and 0.10% respectively of equity interest in the PRC Domestic Company (on a fully diluted basis).

N.                                    The PRC Domestic Company owns one hundred percent (100%) equity interest in each of the PRC Subsidiaries other than Youxinpai Sichuan Auction and Youxin Yilian (on a fully diluted basis). Youxinpai Auction owns one hundred percent (100%) equity interest in Youxinpai Sichuan Auction, free and clear of any Encumbrance. The PRC Domestic Company owns seventy-three percent (73%) equity interest in Youxin Yilian, free and clear of any Encumbrance.

O.                                    As of the date of this Agreement, each of the JV, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, PRC Domestic Company and the PRC Subsidiaries shall be engaged in the business of Business-to-Business (“B2B”) second-hand car trading and related services and such other business activities as set out in their respective business licenses in the PRC (“JV Principal Business”), PRC Domestic Company and the PRC Subsidiaries shall be exclusively engaging the JV and the other Group Companies (as defined below) to provide technical support and advisory services as contemplated under the Restructuring Documents (as defined below) for its business, Kaifeng Financing Lease shall be engaged in the business of providing financing lease and financial information services and such other business activities as set out in its business license in the PRC (the “Kaifeng Principal Business”), each of Yougu Shanghai, Youfang Beijing, Youxin Shuxiang, Youxuan Beijing and Youzhen Beijing shall be engaged in the business of Business-to-Customer (“B2C”) second-hand car trading and such other business activities as set out in its business license in the PRC (the “Yougu/Youfang Principal Business”), Youxin Shanghai shall be engaged in the business of Customer-to-Business (“C2B”) second hand-car trading and such other business activities as set out in its business license in the PRC (the “Youxin Principal Business”) and each of Lubao WFOE, Fengshun Lubao, Shanghai Lubao and Tianjin Lubao shall be engaged in the business relating to the auctioning of residual second-hand vehicles and other second-hand vehicles (the “Fengshun Lubao Principal Business”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      DEFINITIONS

1.1                               Definitions.  Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

“Action”	has the meaning set out in Section 10 of Part I of EXHIBIT D.

“Affiliate”

with respect to a specified Person means (a) in the case of an individual, such Person’s spouse and lineal descendants (whether natural or adopted), brother, sister, parent, or any trust formed and maintained solely for the benefit of such Person or such Person’s spouse, lineal descendants, brother, sister and/or parent, or trustee of any such trust, or any entity or company Controlled by any of the aforesaid Persons, (b) in the case of any Person other than an individual, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, the Person specified, and (c) in the case of the Investor being an investment fund (or a Subsidiary of an investment fund), the term “Affiliate” shall also include any other investment fund (or a Subsidiary of any such investment fund) managed by the same manager of the Investor (or, if the Investor is a Subsidiary of an investment fund, the same manager of the investment fund of which the Investor is a Subsidiary) and any other limited partners, general partners, shareholders and fund managers of the Investor or of such investment fund or of such Subsidiary, in addition to the Persons specified in item (b) above.

“Agreement”	has the meaning set out in the Preamble.

“AIC”	means the State Administration for Industry and Commerce or its local counterparts.

“Applicable Laws” or “Applicable Law”

means, with respect to any Person, relevant provisions of any constitution, treaty, statute, law, regulation, ordinance, code, rule, judgment, rule of common law, order, decree, award, injunction, government approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or interpretation and administration of any of the foregoing by, any Governmental Authority, whether in effect as at the date hereof or thereafter and in each case as amended or re-enacted, applicable to such Person or any of its assets or undertakings.

“Arbitration Notice”	has the meaning set out in Section 10.4(a).

“Associate”

means with respect to any Person, (a) a corporation or organization (other than the Group Companies) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, and (c) any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person.

“B2B”	has the meaning set out in the Recitals.

“B2C”	has the meaning set out in the Recitals.

“Banmaxiu Beijing”	has the meaning set out in the Preamble.

“Board”	means the board of directors of the Company.

“Business Day”	any day (excluding Saturdays, Sundays and public holidays in Hong Kong, New York or the PRC) on which banks generally are open for business in Hong Kong, New York and the PRC.

“C2B”	has the meaning set out in the Recitals.

“Circular No. 37”	has the meaning set out in Section 21(d) of Part I of EXHIBIT D.

“Circular No. 75”	has the meaning set out in Section 21(d) of Part I of EXHIBIT D.

“Closing”	has the meaning set out in Section 3.1.

“Company”	has the meaning set out in the Preamble.

“Confidentiality Agreement”	has the meaning set out in Section 18 of Part I of EXHIBIT D.

“Constitutional Documents”

means, with respect to any Person, the certificate of incorporation, memorandum of association, articles of association, joint venture agreement, shareholders agreement, business license or similar constitutive documents for such Person.

“Contract”	means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license, permit, or binding understanding, whether or not in writing.

“Control”

(including the correlative meanings of the terms “Controlling,” “Controlled by” and “under common Control with”) means, with respect to any Person, direct or indirect possession of the power to direct or cause the direction of the management or policies (with respect to operational or financial control or otherwise) of such Person, whether through the ownership of securities, by contract or otherwise.

“Conversion Shares”	has the meaning set out in Section 2.5.

“Covenantor	has the meaning set out in Section 12 of Part I of EXHIBIT D.

Contracts”

“Covenantors”	means the Group Companies, the Founder and the Founder Holding Company, and a “Covenantor” means any of the Covenantors.

“Disclosing Party”	has the meaning set out in Section 8.4.

“Disclosure Letter”	has the meaning set out in Section 4.1.

“Dispute”	has the meaning set out in Section 10.4(a).

“Encumbrance”

means (a) any mortgage, charge, pledge, lien, hypothecation, deed of trust, title retention, security interest, or other third-party rights of any kind securing or conferring any priority of payment in respect of any obligation of any Person, any other restriction or limitation; (b) any easement or covenant granting a right of use or occupancy to any Person; (c) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, right of pre-emptive negotiation, or refusal or transfer restriction in favor of any Person; or (d) any adverse claim as to title, possession, or use, and includes any agreement or arrange for any of the same.

“Environmental Licenses”	has the meaning set out in Section 22(a) of Part I of EXHIBIT D.

“ESOP”	has the meaning set out in Section 2(a)(xi) of Part I of EXHIBIT D.

“ESOP Entities”

means the four shareholders in the JV set up for the purpose of Employee Stock Ownership Plan, namely, Ningbo Bonded Area Youjin Management Consulting (Limited Partnership) (宁波保税区优锦管理咨询合伙企业（有限合伙）), Ningbo Bonded Area Youshu Management Consulting (Limited Partnership) (宁波保税区优殊管理咨询合伙企业（有限合伙）), Ningbo Bonded Area Youyi Management Consulting (Limited Partnership) (宁波保税区优翼管理咨询合伙企业（有限合伙）) and Ningbo Bonded Area Youzhi Management Consulting (Limited Partnership) (宁波保税区优陟管理咨询合伙企业（有限合伙）).

“Fairlubo”	has the meaning set out in the Preamble.

“Fairlubo HK”	has the meaning set out in the Preamble.

“Fengshang”	means Shanghai Fengshang Equity Investment Fund Partnership (Limited Partnership), a limited partnership established and existing under the laws of the People’s Republic of China.

“Fengshun Lubao”	has the meaning set out in the Preamble.

“Fengshun Lubao Principal Business”	has the meaning set out in the Recitals.

“Fengshun Lubao Restructuring Documents”

means the Contracts entered into by and among, inter alios, equity holders of Fengshun Lubao, Lubao WFOE that provide control to Fengshun Lubao by Lubao WFOE, including without limitation, (a) the Exclusive Business Cooperation Agreement entered into by and between Fengshun Lubao and the Lubao WFOE, dated April 18, 2015; (b) the Equity Interest Pledge Agreement entered into by and among Fengshun Lubao, Youxin Yishouche and Lubao WFOE dated August 17, 2016; (c) the Equity Interest Pledge Agreement entered into by and among Fengshun Lubao, Xing Zhanming and Lubao WFOE dated August 17, 2015; (d) the Equity Interest Pledge Agreement entered into by and among Fengshun Lubao, Fengshang and Lubao WFOE dated August 17, 2016; (e) the Exclusive Option Agreement entered into by and among Fengshun Lubao, Youxin Yishouche and Lubao WFOE dated August 17, 2016; (f) the Exclusive Option Agreement entered into by and among Fengshun Lubao, Xing Zhanming and Lubao WFOE dated August 17, 2015; (g) the Exclusive Option Agreement entered into by and among Fengshun Lubao, Fengshang and Lubao WFOE dated August 17, 2016; (h) the Power of Attorney issued by Youxin Yishouche to Lubao WFOE on August 17, 2016; (i) the Power of Attorney issued by Xing Zhanming to Lubao WFOE on August 17, 2015; (j) the Power of Attorney issued by Fengshang to Lubao WFOE on August 17, 2016; (k) the Spousal Consent issued by the spouse of Xing Zhanming on August 17, 2015, each as amended from time to time.

“Financial Statement Date”	has the meaning set out in Section 6(a) of Part I of EXHIBIT D.

“Financial Statements”	has the meaning set out in Section 6(a) of Part I of EXHIBIT D.

“Financing Terms”	has the meaning set out in Section 8.1.

“Founder”	has the meaning set out in the Preamble.

“Founder Holding Company”	has the meaning set out in the Preamble.

“GloryFin HK”	has the meaning set out in the Preamble.

“Government Official”	has the meaning set out in Section 11(c) of Part I of EXHIBIT D.

“Governmental Authority”

means any government or political subdivision thereof, whether on a federal, central, state, provincial, municipal or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

“Group Companies”

means the Company, UcarEase BVI, Uxin Used Car Cayman, Perfect Harmony, Uxin HK, GloryFin HK, UcarShow HK, Fairlubo, Fairlubo HK, UcarBuy BVI, UcarBuy HK, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, the JV, the PRC Domestic Company, the PRC Subsidiaries, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing and all other direct or indirect, current or future Subsidiaries and branches of the foregoing, and a “Group Company” means any of the Group Companies.

“HKIAC”	has the meaning set out in Section 10.4(b).

“Hong Kong”	means the Hong Kong Special Administrative Region of the PRC.

“IFRS”

means the International Financial Reporting Standards promulgated by the International Accounting Standards Board (IASB) (which includes standards and interpretations approved by the IASB and International Accounting Principles issued under previous constitutions), together with its pronouncements thereon from time to time, and applied on a consistent basis.

“Indemnified Parties”	has the meaning set out in Section 7.1.

“Investor”	has the meaning set out in the Preamble.

“Issuance Window”	has the meaning set out in Section 35 of Part I of Exhibit F.

“JV”	has the meaning set out in the Preamble.

“JV Subscriber”	has the meaning set out in the Section 2.4.

“JV Principal Business”	has the meaning set out in the Recitals.

“Kaifeng Principal Business”	has the meaning set out in the Recitals.

“Kaifeng Financing Lease”	has the meaning set out in the Preamble.

“Key Employees”	means key officers or employees as set forth in Exhibit C hereto.

“knowledge”

means, with respect to a Person’s “knowledge”, the actual knowledge of such Person or that knowledge which should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent business Person would have made or exercised in the management of his or her business affairs, including due inquiry of those officers, directors, key employees and professional advisers (including attorneys, accountants and consultants) of the Person and its Affiliates.

“Long-Stop Date”	has the meaning set out in Section 9.1.

“Losses”

means all direct or indirect losses, liabilities, damages, deficiencies, diminution in value, suits, debts, obligations, interest, penalties, expenses, judgments or settlements of any nature or kind, including all costs and expenses related thereto, including without limitation reasonable attorneys’ fees and disbursements, court costs, amounts paid in settlement and expenses of investigation, whether at law or in equity, whether known or unknown, foreseen or unforeseen, of any kind or nature.

“Lubao WFOE”	has the meaning set out in the Preamble.

“Material Adverse Effect”

means any (a) event, occurrence, fact, condition, change or development that has had, has, or could reasonably be expected to have a material adverse effect on the business (as presently conducted and proposed to be conducted), properties, assets, employees, operations, results of operations, condition (financial or otherwise), prospects or liabilities of the Person(s) specified, (b) material impairment of the ability of any Covenantor to perform its material obligations under this Agreement or under any other Transaction Agreement, as applicable, or (c) material impairment of the validity or enforceability of this Agreement or any other Transaction Agreement against any Covenantor.

“Min Si Lian Hua”	means Beijing Min Si Lian Hua Investment Management Co., Ltd. (北京敏思联华投资管理有限公司)

“MOFCOM”	means the Ministry of Commerce or its local counterparts.

“New Securities”	has the same meaning as set out in the Shareholders Agreement and the Restated Articles.

“Non-Disclosing Party”	has the meaning set out in Section 8.4.

“ODI Approvals”

means all consents, approvals, or registrations, qualifications, or filings by or with any Governmental Authority or any third party that are required to be obtained by the Series G RMB Investors to make investment in a foreign entity, including but not limited to (1) (x) filing or approval by the National Development and Reform Commission or its local counterparts and filing or approval by the Ministry of Commerce or its local counterparts, or (y) filing with the Management Committee in the Free Trade Zone in Shanghai (as the case may be); (2) foreign exchange registeration at an authorized bank; (3) consent by an authorized bank with sufficient swap lines.

“Ordinary Shares”	has the meaning set out in the Recitals.

“Party” and “Parties”	have the respective meanings set out in the Preamble.

“Perfect Harmony”	has the meaning set out in the Preamble.

“Person”

shall be construed as broadly as possible and shall include an individual, a partnership (including a limited liability partnership), a company, an association, a joint stock company, a limited liability company, a trust, a joint venture (including a Sino-foreign equity joint venture or Sino-foreign cooperative joint venture), an unincorporated organization and a Governmental Authority.

“PRC”	means the People’s Republic of China, solely for purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region of the PRC and Taiwan.

“PRC Domestic Company”	has the meaning set out in the Preamble.

“PRC Domestic Company Restructuring Documents”

means (a) the Amended and Restated Exclusive Business Cooperation Agreement entered into by and between the JV and the PRC Domestic Company, dated September 11, 2014; (b) the Fourth Amended and Restated Equity Interest Pledge Agreements entered into by and among the JV, the PRC Domestic Company and Dai Kun dated November 23, 2016; (c) the Amended and Restated Equity Interest Pledge Agreements entered into by and among the JV, the PRC Domestic Company and Min Si Lian Hua, dated September 11, 2014; (d) the Fourth Amended and Restated Exclusive Option Agreements entered into by and among the JV, the PRC Domestic Company and Dai Kun dated November 23, 2016; (e) the Amended and Restated Exclusive Option Agreements entered into by and among the JV, the PRC Domestic Company and Min Si Lian Hua, dated September 11, 2014; (f) the Fourth Amended and Restated Power of Attorneys issued by Dai Kun to the JV dated November 23, 2016; (g) the Power of Attorneys issued by Min Si Lian Hua, to the JV, dated September 11, 2014; and (h) the Spousal Consent Letter issued by Dai Kun’s spouse dated November 23, 2016, each as amended from time to time.

“PRC GAAP”

means the China Accounting Standards (企业会计准则) as promulgated and amended from time to time and their interpretations, guidelines and implementation rules, which collectively are accepted as generally accepted accounting principles in the PRC.

“PRC Subsidiaries” and “PRC Subsidiary”	have the respective meanings set out in the Preamble.

“Preamble”	means the preamble of this Agreement.

“Preferred Shares”	has the meaning set out in the Recitals.

“Principals”	include any owners, directors, or executives of any Group Company, of its Subsidiaries or of its Affiliates.

“Prohibited Lists”

include the Specially Designated Nationals and Blocked Persons list, and any other publicly available list of terrorists, terrorist organizations, narcotics traffickers or other similarly proscribed parties, maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control or by any other U.S. Governmental Authorities.

“Proprietary Assets”

means all patents, patent applications, trademarks, trademark applications, service marks, trade names, domain names, copyrights, copyright registrations, licenses, and applications and all other rights corresponding thereto, inventions, databases and all rights therein, all computer software including all source code, object code, firmware, development tools, files, records and data, including all media on which any of the foregoing is stored, formulas, designs, trade secrets, confidential and proprietary information, proprietary rights, know-how and processes of a company, and all documentation related to any of the foregoing.

“Recitals”	means the recitals of this Agreement.

“Registered Intellectual Property”

means all Proprietary Assets of any Group Company, wherever located, that is the subject of an application, certificate, filing, registration or other document issued by, filed with or recorded by any Governmental Authority.

“Regulation D”	has the meaning set out in Section 5(c) of Part I of EXHIBIT D.

“Relevant Period”	has the meaning set out in Section 28 of Part I of EXHIBIT F.

“Restated Articles”	has the meaning set out in Section 2.1.

“Restricted Country”

include Iran, Cuba, Sudan or any other country the government or nationals of which the Investor or any other Person subject to the jurisdiction of the United States is or becomes prohibited from dealing with under sanctions or embargo programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control or by any other U.S. Governmental Authorities.

“Restriction Period”	has the meaning set out in Section 28(a) of Part I of EXHIBIT F.

“Restructuring Documents”	means the Contracts entered into by and among, inter alios, equity holders of the PRC Domestic Company, the JV, the PRC Domestic

Company and other Group Companies (as the case may be) that provide Control to the JV over the PRC Domestic Company (and any other similar Contracts entered or to be entered into by the Group Companies through which a Group Company (the “Controller”) Controls (financially, operationally or otherwise) another Group Company (the “Controlled Company”) and the financial results for such Controlled Company shall be consolidated into the consolidated financial statements for the Company even though the Controller does not have any equity interest in the Controlled Company and designated as “Restructuring Documents” by the Company and the Investor), including without limitation the Fengshun Lubao Restructuring Documents, the PRC Domestic Company Restructuring Documents and the Youxin Yishouche Restructuring Documents.

“RMB”	means the lawful currency of the PRC.

“SAFE”	has the meaning set out in Section 21(c) of Part I of EXHIBIT D.

“Securities Act”	has the meaning set out in Section 5(b) of Part I of EXHIBIT D.

“Series A Shares”	has the meaning set out in the Recitals.

“Series A Preferred Shares”	has the meaning set out in the Recitals.

“Series A Preferred Shareholders” or “Series A Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series A-1 Shares”	has the meaning set out in the Recitals.

“Series B Preferred Shares”	has the meaning set out in the Recitals.

“Series B Preferred Shareholders” or “Series B Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series C Preferred Shares”	has the meaning set out in the Recitals.

“Series C Preferred Shareholders” or “Series C Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series C-1 Preferred Shares”	has the meaning set out in the Recitals.

“Series C-2 Preferred Shares”	has the meaning set out in the Recitals.

“Series D Preferred Shares”	has the meaning set out in the Recitals.

“Series D Preferred Shareholders” or “Series D Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series E Preferred Shares”	has the meaning set out in the Recitals.

“Series E Preferred Shareholders” or “Series E Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series F Preferred Shares”	has the meaning set out in the Recitals.

“Series F Preferred Shareholders” or “Series F Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series G Financing”	has the meaning set out in the Recitals.

“Series G Per Share Price”	has the meaning set out in Section 2.2.

“Series G Preferred Shares”	has the meaning set out in the Recitals.

“Series G Preferred Shareholders” or “Series G Preferred Shareholder”	have their respective meanings set out in the Recitals.

“Series G RMB Investors” or “Series G RMB Investor”	has the meaning set out in the Shareholders Agreement.

“Series G Subscription Price”	has the meaning set out in Section 2.2.

“Shanghai Lubao”	has the meaning set out in the Preamble.

“Shareholders Agreement”	has the meaning set out in Section 2.1.

“Signing Date”	has the meaning set out in the Preamble.

“Subscribed Capital in the JV”	has the meaning set out in Section 2.4.

“Subscribed Capital in Yougu Shanghai”	has the meaning set out in Section 2.6.

“Subscribed Shares”	has the meaning set out in Section 2.5.

“Subscription Price in the JV”	has the meaning set out in Section 2.6.

“Subscription Price in Yougu Shanghai”	has the meaning set out in Section 2.4.

“Subsidiary”

means, with respect to any given Person, any other Person that is not an individual and (a) that is Controlled by such given Person or (b) whose assets, or portions thereof, are consolidated with the net earnings of the given Person and are recorded on the books of the given Person for financial reporting purposes in accordance with IFRS. For the avoidance of doubt, the Subsidiaries of the Company shall include UcarEase BVI, Uxin Used Car Cayman, Uxin HK, GloryFin HK, UcarShow HK, Perfect Harmony, Fairlubo, Fairlubo HK, UcarBuy BVI, UcarBuy HK, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Yougu Shanghai, Youzhen Beijing, Youxuan Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, and Banmaxiu Beijing. And Subsidiaries of the JV shall include Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, the PRC Domestic Company and the PRC Subsidiaries.

“Tax”

means all forms of taxation, withholdings, deductions, duties, imposts, levies, fees, charges, excises, stamp duty, social security contributions and rates and any statutory, Government Authority or local government charges imposed, levied, collected, withheld, assessed or enforced by any Tax Authority and any interest, penalty, surcharge, charges or fine or additional taxes in connection therewith and “Taxation” shall have a corresponding meaning.

“Tax Authority”	means any Tax authority or other authority or Government Authority competent to impose, assess or enforce any liability to Tax, wherever situated.

“Tianjin Lubao”	has the meaning set out in the Preamble.

“Transaction Agreements”	has the meaning set out in Section 4 of Part I of EXHIBIT D.

“UcarBuy BVI”	has the meaning set out in the Preamble.

“UcarBuy HK”	has the meaning set out in the Preamble.

“UcarEase BVI”	has the meaning set out in the Preamble.

“Ucar Ease HK”	has the meaning set out in the Preamble.

“US$”	means the lawful currency of the United States of America.

“Uxin HK”	has the meaning set out in the Preamble.

“Uxin Used Car Cayman”	has the meaning set out in the Preamble.

“Youfang Beijing”	has the meaning set out in the Preamble.

“Youtu Beijing”	has the meaning set out in the Preamble.

“Yougu Shanghai”	has the meaning set out in the Preamble.

“Yougu/ Youfang Principal Business”	has the meaning set out in the Recitals.

“Youhan Shanghai”	has the meaning set out in the Preamble.

“Youxin Auction”	has the meaning set out in the Preamble.

“Youxin Automobile”	has the meaning set out in the Preamble.

“Youxin Business”	has the meaning set out in the Preamble.

“Youxin Shanghai”	has the meaning set out in the Preamble.

“Youxin Shuxiang”	has the meaning set out in the Preamble.

“Youxinpai Auction”	has the meaning set out in the Preamble.

“Youxinpai Sichuan Auction”	has the meaning set out in the Preamble.

“Youxinpai Second Hand Car”	has the meaning set out in the Preamble.

“Youxin Principal Business”	has the meaning set out in the Recitals.

“Youxin Ruida Assets”	has the meaning set out in the Preamble.

“Youxin Yishouche”	has the meaning set out in the Preamble.

“Youxin Yishouche Restructuring Documents”

means (a) the Exclusive Business Cooperation Agreement entered into by and between Youxin Yishouche and Yougu Shanghai, dated July 13, 2016; (b) the Equity Interest Pledge Agreement entered into by and among Youxin Yishouche, Dai Kun and Yougu Shanghai dated July 13, 2016; (c) the Equity Interest Pledge Agreement entered into by and among Youxin Yishouche, Min Si Lian Hua and Yougu Shanghai dated July 13, 2016; (d) the Exclusive Option Agreement entered into by and among Youxin Yishouche, Dai Kun and Yougu Shanghai dated July 13, 2016; (e) the Exclusive Option Agreement entered into by and among Youxin Yishouche, Min Si Lian Hua and Yougu Shanghai dated July 13, 2016; (f) the Power of Attorney issued by Dai Kun to Yougu Shanghai on July 13, 2016, each as amended from time to time.

“Youxin Yilian”	has the meaning set out in the Preamble.

“Youxin Pengcheng”	has the meaning set out in the Preamble.

“Youxin Pengda”	has the meaning set out in the Preamble.

“Youxuan Beijing”	has the meaning set out in the Preamble.

“Youzhen Beijing”	has the meaning set out in the Preamble.

1.2                               Interpretation.  For all purposes of this Agreement, except as otherwise expressly provided:

(a)                                 the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular;

(b)                                 all accounting terms not otherwise defined herein have the meanings assigned under IFRS;

(c)                                  all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement;

(d)                                 pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms;

(e)                                  the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

(f)                                   all references in this Agreement to designated exhibits or schedules are to the exhibits or schedules attached to this Agreement unless explicitly stated otherwise;

(g)                                  “include”, “includes”, “including”, and other words of similar import are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import;

(h)                                 the titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement;

(i)                                     any reference in this Agreement to any “Party” or any other Person shall be construed so as to include its successors in title, permitted assigns, permitted transferees and any   deriving title under them;

(j)                                    any reference in this Agreement to any agreement or instrument is a reference to that agreement or instrument as amended or novated;

(k)                                 references to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date of this Agreement) from time to time and shall include any provision of which they are re-enactments (whether with or without modification) and any subordinate legislation made under such statutory provisions; and

(l)                                     this Agreement shall be construed according to its fair language. The rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement.

1.3                               Schedules and Exhibits.  The recitals, the schedules and the exhibits form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall include the recitals, the schedules and the exhibits.

2.                                      AGREEMENT TO PURCHASE AND ALLOT SHARES

2.1                               Series G Subscription Price. The aggregate subscription price to be paid by the Investor to the Group Companies is RMB equivalent of US$43,188,460, the exchage rate applicable shall be RMB against U.S. dollars published by the People’s Bank of China at 12:00 p.m. on December 23, 2016 (i.e. RMB￥300,000,000) (the “Series G Subscription Price”). The Investor and the Group Companies hereby agree that, the Series G Subscription

Price shall be divided into Subscription Price in Yougu Shanghai (as defined below) for investment into the Company and its Subsidiaries and the Subscription Price in the JV (as defined below) for investment into the JV and its Subsidiaries.

2.2                               Authorization. As of the Closing, the Company will have authorized the issuance of 1,449,178 Series G Preferred Shares pursuant to the terms and conditions of this Agreement, having the rights, preferences, privileges and restrictions as set forth in the amended and restated Memorandum and Articles of Association of the Company (the “Restated Articles”) and in the amended and restated Shareholders Agreement (the “Shareholders Agreement”) to the satisfaction of the Investor and all the shareholders in the Company.

2.3                               Agreement to Issue and Subscribe. Subject to the terms and conditions hereof, the Company hereby agrees to issue and allot to the Investor, the Investor hereby agrees to subscribe from the Company, on the date of the Closing, at the price of US$0.001 per share (the “Series G Per Share Price”)  1,449,178 Series G Preferred Shares.

2.4                               Subscription in Yougu Shanghai. As of the Closing, Yougu Shanghai will have authorized the increase of US$4,070,543 in its registered capital (the “Subscribed Capital in Yougu Shanghai”) pursuant to the terms and conditions of this Agreement. The Investor hereby agrees to subscribe from Yougu Shanghai at the Closing the Subscribed Capital in Yougu Shanghai for an agggregrate subscription price that equals to the difference between the Series G Subscription Price and the Subscription Price in the JV (as defined below) (the “Subscription Price in Yougu Shanghai”), payable in the manner set forth in Section 3, at the Closing (as defined below).

2.5                               Adjustment of Series G Per Share Price. At any time but no later than three (3) business days when the Investor (1) has obtained the ODI Approvals and (2) has paid the full amount of Series G Subscription Price, i.e. US$38,869,614, the Series G Per Share Price for such Investor shall be adjusted from US$0.001 to US$29.802044.

2.6                               Subscription in the JV.  Subject to the terms and conditions hereof, the JV hereby agrees to and the Company shall procure that all shareholders of the JV agree to increase the registered capital of the JV and allot to the Investor or its Affiliates, successors and permitted assigns and transferees (the “JV Subscriber”), and the Investor hereby agrees to subscribe through the JV Subscriber from the JV at the price of US$1.00 per dollar in the registered capital, such amount of Subscribed Capital in the JV as set forth opposite the Investor’s name in Part IV of EXHIBIT A.  The aggregate subscription price to be paid by the JV Subscriber to the JV hereunder shall be such amount in RMB equivalent of US$4,318,846, the exchage rate applicable shall be RMB against U.S. dollars published by the People’s Bank of China at 12:00 p.m. on the date that the JV Subscriber completes its obligation of payment  (the “Subscription Price in the JV”), payable in the manner set forth in Section 3, at the Closing (as defined below).

2.7                               Subscribed Shares and Conversion Shares.  The Series G Preferred Shares and the Subscribed Capital in the JV to be subscribed pursuant to this Agreement by the Investor and the JV Subscriber are collectively referred to in this Agreement as the “Subscribed Shares,” and the Ordinary Shares issuable upon conversion of the Series G Preferred Shares are collectively referred to in this Agreement as the “Conversion Shares”.

2.8                               For the avoidance of doubt, the consideration paid by the Investor to Yougu Shanghai, together with the issue price and equity interests issued by Yougu Shanghai to the Investor, has been calculated and set to cover the allotment of shares in the capital of both Yougu Shanghai and the Company, including, such that the amount of equity interests allotted to the Investor by Yougu Shanghai at the designated issue price, has been reduced by an amount equal to the aggregate par value of the Series G Preferred Shares to be allotted by the Company to the Investor, such that, amongst other matters, the Series G Preferred Shares allotted by the Company to the Investor are allotted and issued as fully paid (as such term is defined under the Companies Law (2016 Revision) of the Cayman Islands).

3.                                      CLOSINGS; DELIVERIES

3.1                               Closing. The purchase and sale of the Subscribed Shares (the “Closing”) shall take place remotely via the exchange of closing documents and signatures as set forth in Section 3.2(d) on the date that is within five (5) Business Days after the satisfaction or waiver of all the conditions set forth in Section 6.1 and Section 6.2 hereto (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other time and date as may be mutually agreed upon by the Company and the Investor.

3.2                               Closing Deliveries.  At the Closing:

(a)                                 The Investor shall, and the Investor shall cause the JV Subscriber to, execute and deliver to the Company signature pages to the Transaction Agreements to which it is a party remotely via facsimile or electronic mail, or by such other methods as mutually agreed by the Company and the Investor;

(b)                                 The Investor shall pay the Subscription Price in Yougu Shanghai for which it is responsible according to Part III of EXHIBIT A by wire transfer of immediately available funds on the date of the Closing to the bank account the details of which shall be specified by the Company or Yougu Shanghai in writing or by such other payment methods as may be mutually agreed by the Company, Yougu Shanghai and the Investor, and all bank charges and related expenses for remittance and receipt of funds shall be for the account of Yougu Shanghai;

(c)                                  The Investor shall cause the JV Subscriber to pay the Series G Subscription Price in the JV for which it is responsible according to Part IV of EXHIBIT A by wire transfer of immediately available funds on the date of the Closing to the bank account the details of which shall be specified by the JV in writing or by such other payment methods as may be mutually agreed by the JV and the Investor, and all bank charges and related expenses for remittance and receipt of funds shall be for the account of the Company; and

(d)                                 The Company shall (i) deliver to the Investor, free and clear of any Encumbrance, a share certificate registered in its name, evidencing the number of the Series G Preferred Shares subscribed by the Investor hereunder, (ii) enter the Investor in the register of members of the Company as a holder of the Series G Preferred Shares subscribed by the Investor hereunder, free and clear of any Encumbrance, evidencing such Series G Preferred Shares as having been issued and credited as fully paid, (iii) deliver to the Investor a copy of the register of members of the Company reflecting the issuance of the Series G Preferred Shares subscribed by the Investor hereunder, certified as a true and correct copy by the registered agent, director or legal counsel of the Company, (iv) deliver to the Investor and the

JV Subscriber (x) the receipt or anouncement by MOFCOM evidencing the completion of filing, (y) the re-registered business license of the JV issued by AIC, and (z) other documents and materials (including but not limited to the capital contribution certificate and register of members of JV and Yougu Shanghai) reflecting the increase of the Subscribed Capital in the JV subscribed by the JV Subscriber and the increase of the Subscribed Capital in Yougu Shanghai subscribed by the Investor, certified as true and correct copy by the director or legal counsel of the JV or Yougu Shanghai (as applicalbe), and with the JV’s company seal or Yougu Shanghai’s company seal (as applicable) affixed thereupon, and (v) deliver to the Investor all other items required at the Closing under Section 6.1.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1                               Representations and Warranties of Covenantors.  Except as set forth in the disclosure letter dated the date hereof delivered by the Covenantors to the Investor and attached hereto as EXHIBIT I (the “Disclosure Letter”) (which Disclosure Letter shall be deemed to modify the representations and warranties set forth in EXHIBIT D):

(a)                                 the Covenantors, jointly and severally, hereby represent and warrant to the Investor that the representations and warranties set forth in Part I of EXHIBIT D are true, correct, complete and not misleading as of the date hereof and will be true, correct, complete and not misleading as of the date of the Closing (except for such representations and warranties that speak as of a particular date, in which case, such representations and warranties shall be true, correct, complete and not misleading as of such date); and

(b)                                 the Founder hereby further represents and warrants to the Investor that the representations and warranties set forth in Part II of EXHIBIT D are true, correct, complete and not misleading as of the date hereof and will be true, correct, complete and not misleading as of the date of the Closing (except for such representations and warranties that speak as of a particular date, in which case, such representations and warranties shall be true, correct, complete and not misleading as of that date).

4.2                               Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that the representations and warranties set forth in EXHIBIT E are true as of the date hereof and will be true as of the date of the Closing.

5.                                      COVENANTS

5.1                                Each of the Covenantors jointly and severally covenants to the Investor the full compliance of each provision set forth in Part I of EXHIBIT F.

5.2                                The Investor covenants to each Covenantor the full compliance of each provision set forth in Part II of EXHIBIT F.

6.                                      CLOSING CONDITIONS

6.1                               Conditions to the Investor’s Obligations at Closing.  The obligation of the Investor to pay the Subscription Price in Yougu Shanghai and to cause the JV Subscriber to pay the Subscription Price in the JV hereunder at the Closing is subject to the fulfillment by the Covenantors, on or prior to the date of the Closing, to the satisfaction of (or unless otherwise waived in writing by) the Investor, of all the conditions as set forth in EXHIBIT G.

6.2                               Conditions to the Company’s Obligations at Closing.  The obligation of the Company to allot and issue the Series G Preferred Shares subscribed by the Investor hereunder to the Investor at the Closing is subject to the fulfillment by the Investor, or unless otherwise waived in writing by the Company, of the conditions as set forth in EXHIBIT H.

7.                                      INDEMNIFICATION

7.1                               Indemnification to the Investor.  Subject to Section 7.2 below, the Covenantors shall jointly and severally indemnify, defend and hold harmless the Investor, each Group Company and their respective Affiliates, together with the employees, officers, directors, managing directors, shareholders and partners of the foregoing (the “Indemnified Parties”), from and against any and all Losses, directly or indirectly, arising out of, relating to, connected with or incidental to (a) any breach of any representation (except as specifically disclosed in the Disclosure Letter), warranty, covenant or agreement made by any of the Covenantors in this Agreement or in any Transaction Agreements; or (b) any liability or penalty which has been made or imposed or may hereafter be made or imposed by any Governmental Authority or any other Person wholly or partly in respect of or in consequence of any event with respect to any Covenantor occurring on or before the Closing, except as specifically disclosed in the Disclosure Letter; or (c) any claim for Tax of whatever type (including without limitation national, provincial or local income, sales, real and personal property, gross receipt, capital stock, business, employment, social insurance related or withholding Tax, or any other type of Tax, assessment or duty),whether disclosed in the Disclosure Letter or not, which has been made or may hereafter be made wholly or partly in respect of or in consequence of any event with respect to any Covenantor occurring (including failure to withhold), or any income, profits or gains earned, accrued or received by such Person, on or before the Closing and which is not reflected in the Financial Statements, including without limitation any claim for Tax in respect of or in consequence of (i) any transfer, redemption or repurchase of any share or quity interest in the Company, the JV or GloryFin HK as of the date hereof and since 2014; or (ii) the transaction on May 31, 2016 where Uxin HK transferred its equity interet in the JV to the current shareholders of the JV as set forth in the second column in Part II of EXHIBIT B.  The rights contained in this Section 7.1 shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of other remedies for the breach of any Transaction Agreement or with respect to any misrepresentation.  The agreements in this Section 7 shall survive any termination of this Agreement.

Notwithstanding any provision to the contrary in this Agreement, any Investor may, in its sole discretion, require that any or all of the Covenantors to satisfy the entirety of an obligation under Section 7.1, without first requiring contribution from other Covenantors, but no Group Company shall exercise its rights under Section 7.1 unless with prior written consent of the Investor.

7.2                               Limitation.  The Parties acknowledge and agree that the maximum liability of the Covenantors towards the Investor in respect of any breach of representation made under Section 4.1 shall not exceed the Subscription Price in Yougu Shanghai actually paid by the Investor and the Subscription Price in the JV actually paid by the JV Subscriber.  Notwithstanding the foregoing, the foregoing limitation shall not be applied to any other breach, obligation or liability of any Covenantor under any Transaction Agreement, at law or in equity; provided that, in which case, the indemnification amount under this Section 7 shall be determined by the award of the arbitration tribunal in accordance with Section 10.4 of this Agreement.

7.3                               Survival of Warranties.  The representations of the Covenantors contained in or made pursuant to Section 4 of this Agreement shall survive the execution and delivery of this Agreement, and shall survive the Closing.

7.4                               Undertaking.  For the avoidance of doubt, each of the Covenantors hereby agrees and covenants that (a) it will not challenge or raise a defense to any claim against any Covenantor or the exercise of any right or remedy against any Covenantor (whether under this Section 7 or any other provision of this Agreement or any other Transaction Agreement) on the grounds that such claim, right or remedy is not enforceable or permitted by Applicable Law, and (b) it will do all such things and undertake all such actions, including without limitation any applications to and registrations with the Governmental Authorities and any other protective measures reasonably requested by the Investor, to ensure that the agreement of the Parties with respect to joint and several liability of the Covenantors under the Transaction Agreements is given full force and effect.

8.                                      CONFIDENTIALITY AND NON-DISCLOSURE

8.1                               Disclosure of Terms. The terms and conditions of this Agreement and all exhibits and schedules attached hereto (collectively, the “Financing Terms”), including their existence, shall be considered confidential information and shall not be disclosed by any Party hereto to any third party except as the Company and the Investor shall mutually agree otherwise or in accordance with the provisions set forth below; provided that such confidential information shall not include any information that is in the public domain other than caused by the breach of the confidentiality obligations hereunder.

8.2                               Press Releases, Etc. Any press release issued by Parties other than the Investor and/or their Affiliates shall not disclose any of the Financing Terms and the final form of such press release shall be approved in advance in writing by the Investor.  No other announcement regarding any of the Financing Terms in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of the Investor.  Unless approved by the Investor, the Parties (other than the Investor) and/or their Affiliates shall not use the Investor’s name in any manner, context or format (including but not limited to reference on or links to website, press release, etc.).

8.3                               Permitted Disclosures. Notwithstanding the foregoing, any Party may disclose any of the Financing Terms:

(a)                                 to the extent required by Applicable Law or the rules of any stock exchange;

(b)                                 to its officers, directors, employees and professional advisors on a need-to-know basis for the performance of its obligations in connection herewith so long as such Party advises each Person to whom any Financing Term is so disclosed as to the confidential nature thereof;

(c)                                  in the case of the Investor, its fund manager, other funds managed by its fund manager and their respective auditors, counsel, directors, officers, employees,

shareholders, partners or investors for the purposes of fund reporting or inter-fund reporting so long as the Investor advises each Person to whom any Financing Term is so disclosed as to the confidential nature thereof; and

(d)                                 to its current or bona fide prospective investors, investment bankers and any Person otherwise providing substantial debt or equity financing to such Party so long as the Party advises each Person to whom any Financing Term is so disclosed as to the confidential nature thereof.

8.4                               Legally Compelled Disclosure.  In the event that any Party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations or rules of any stock exchange) to disclose the Financing Terms (including their existence), such Party (the “Disclosing Party”) shall, to the extent legally permissible, provide the other Parties (the “Non-Disclosing Parties”) with prompt written notice of that fact and use all reasonable endeavors to seek (with the cooperation and reasonable endeavors of the other Parties) a protective order, confidential treatment or other appropriate remedy.  In such event, the Disclosing Party shall furnish only that portion of the information which is legally required to be disclosed and shall exercise reasonable endeavors to keep confidential such information to the extent reasonably requested by any Non-Disclosing Party.

8.5                               Other Information. The provisions of this Section 8 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the Parties with respect to the transactions contemplated hereby.

8.6                               No Use of Investor’s Name. Without the prior written consent of the Investor, none of the Parties other than the Investor shall use, publish, reproduce, or refer to the Investor’s name (including similar names), trademark or logo in any discussion, documents or materials for marketing or advertising purposes.

8.7                               Notices. All notices required under this Section 8 shall be made pursuant to Section 10.6 of this Agreement.

9.                                      TERMINATION

9.1                               Termination of Agreement.  Notwithstanding any provision to the contrary in any Transaction Agreement, this Agreement may be terminated by the Investor, in respect of its and the JV Subscriber’s investment in the Company and in the JV, at any time after March 30, 2017, the 90th day following the execution of this Agreement (the “Long-Stop Date”), by written notice to the Company, if the Closing has not occurred on or prior to the Long-Stop Date; provided that the right to terminate this Agreement pursuant to this Section 9.1 shall not be available to the Investor if the Investor’s material breach of this Agreement has resulted in the failure of the Closing to be consummated by such time. Such termination under this Section 9 shall be without prejudice to any claims for damages or other remedies that the Investor may have under this Agreement, any other Transaction Agreement or applicable Law.

9.2                               Effect of Termination.  If this Agreement is terminated pursuant to the provisions of Section 9.1 above, this Agreement shall become void and have no further effect as between the Covenantors and the Investor; provided, that no Party shall be relieved of any liability of any nature for a breach of this Agreement or for any misrepresentation hereunder, nor shall such termination be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

9.3                               Survival.  Notwithstanding any provision to the contrary, the provisions of Section 7 (Indemnification), Section 8 (Confidentiality and Non-Disclosure), this Section 9 (Termination), Section 10 (Miscellaneous) shall survive any expiration or termination of this Agreement.

10.                               MISCELLANEOUS

10.1                        Binding Effect; Assignment.  This Agreement shall be binding on and shall ensure for the benefit of the successors, heirs, executors and administrators and permitted transferees and assignees of the Parties hereto but shall not be capable of being assigned or transferred by any Covenantor without the prior consent in writing of the Investor.  This Agreement and the rights and obligations herein may not be assigned and transferred by the Investor to any Person (other than its Affiliates) unless with the written consent of the Company; for the avoidance of doubt, this Agreement and the rights and obligations herein may be assigned and transferred by the Investor to its Affiliates without the written consent of the other Parties hereto.

10.2                        Expenses. Each Party shall pay all of its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and other Transaction Agreements and the transactions contemplated hereby and thereby.  No Party shall be liable to any other party for any fee, cost or expense of any investment banker, investment advisor, broker, finder or agent employed or alleged to have been employed by, or claiming by or through, any other party in connection with the transaction as contemplated in the Transaction Agreements.

10.3                        Governing Law.  This Agreement shall be governed by and construed in all respects in accordance with the laws of Hong Kong, without regard to principles of conflict of laws thereunder.

10.4                        Dispute Resolution.

Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement or the interpretation, breach, termination or validity hereof shall be submitted to arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force upon the request of any Party to the Dispute with notice to each other Party to the Dispute (the “Arbitration Notice”).  However, if such rules are in conflict with the provisions of this Section 10.4, including the provisions concerning the appointment of arbitrators below, the provisions of this Section 10.4 shall prevail.

(a)                                  The place of arbitration shall be Hong Kong at the Hong Kong International Arbitration Centre (the “HKIAC”).  The appointing authority shall be the HKIAC.

(b)                                  There shall be three (3) arbitrators.  The Investor shall choose one (1) arbitrator, the Covenantors shall collectively choose one (1) arbitrator and the two (2) arbitrators shall jointly select the third arbitrator who shall act as the presiding arbitrator of the arbitration tribunal.  If any of the members of the arbitration tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment(s) shall be made by the Secretary General of the HKIAC.

(c)                                   The language to be used in the arbitration proceedings shall be English.

(d)                                  The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration tribunal.

(e)                                   When any Dispute occurs and when any Dispute is under arbitration, except for the matters in dispute, the Parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

(f)                                    The award of the arbitration tribunal shall be final and binding upon the Parties, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award.

(g)                                    Any Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitration tribunal.

10.5                        Entire Agreement.  This Agreement, other Transaction Agreements and any transaction agreement the execution of which is contemplated hereunder and thereunder and the schedules and exhibits hereto and thereto constitute and contain the entire agreement and understanding of the Parties with respect to the subject matter hereof and thereof and supersede any and all prior written or oral negotiations, correspondence, agreements, understandings, duties or obligations between the Parties respecting the subject matter hereof and thereof.

10.6                        Notices.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other Parties, upon delivery; (b) when sent by facsimile at the number set forth on Part V of EXHIBIT A hereto, upon receipt of confirmation of error-free transmission; (c) when sent by electronic mail at the address set forth on Part V of EXHIBIT A hereto, on the same day that it was sent and it shall not be necessary for the receipt of the electronic mail to be acknowledged by the recipient; (d) seven (7) Business Days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to the other Parties as set forth on Part V of EXHIBIT A hereto; or (e) three (3) Business Day after deposit with an international overnight delivery service, postage prepaid, addressed to the other Parties as set forth on Part V of EXHIBIT A hereto with next Business Day delivery guaranteed, provided that the sending Party receives a confirmation of delivery from the delivery service provider.  A Party may change or supplement the facsimile number, electronic mail address or mailing address given in Part V of EXHIBIT A, or designate an additional facsimile number, electronic mail address or mailing address, for purposes of this Section 10.6 by giving the other Parties written notice of the new facsimile number, electronic mail address or mailing address in the manner set forth above.

10.7                        Amendments and Waivers.

(a)                                   Any provision of this Agreement may be amended only with the written consent of the Company and the Investor.

(b)                                   Any amendment effected in accordance with this Section 10.7 shall be binding upon the Parties hereto and their respective permitted transferees, assignees and successors in interest.

(c)                                    Notwithstanding anything to the contrary in this Section 10.7, no amendment to this Agreement shall be effective or enforceable against any Party unless a copy of the final executed version of the amendment shall be provided to such Party.

(d)                                   Notwithstanding the foregoing, any Party may waive the observance as to such Party of any provision of this Agreement which such Party has a right to enforce (either generally or in a particular instance, and either retroactively or prospectively) by an instrument in writing signed by such Party without obtaining the consent of any other Party.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

10.8                        Delays or Omissions.  No delay or omission in exercising any right, power or remedy accruing to any Party hereto, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any Party shall be cumulative and not alternative.

10.9                        Severability.  If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the Parties.  In such event, the Parties shall use best endeavours to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the Parties’ intent in entering into this Agreement.

10.10                 Adjustments for Share Splits, Etc.  Wherever in this Agreement there is a reference to a specific number of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, Series G Preferred Shares or Ordinary Shares of the Company, then, upon the occurrence of any subdivision, combination or share dividend of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, Series G Preferred Shares or Ordinary Shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of shares by such subdivision, combination or share dividend.

10.11                 Specific Performance etc.  The Parties unconditionally and irrevocably acknowledge, agree and declare that it is impossible to measure in money the damages that would be suffered by a Party by reason of the failure by any other Party to perform any of the obligations under any this Agreement or other Transaction Agreements.  Therefore, if any Party shall institute any action or proceeding to enforce the provisions hereof or thereof (including without limitation seeking protective orders, injunctive relief, specific performance and other remedies available at law or in equity), any Party against whom such action or proceeding is brought hereby waives any claim or defense therein that the other Parties have an adequate remedy at law.

10.12                 No Commitment for Additional Financing.  Each Covenantor acknowledges and agrees that the Investor has not made any representation, undertaking, commitment or agreement to provide or assist any Group Company in obtaining any financing, investment or other assistance, other than the purchase of the Subscribed Shares as set forth herein and subject to the conditions set forth herein.  In addition, each Covenantor acknowledges and agrees that (a) no oral statements made by the Investor or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist any Group Company in obtaining any financing or investment, (b) none of the Group Companies shall rely on any such statement by the Investor or its representatives and (c) an obligation, commitment or agreement to provide or assist any Group Company in obtaining any financing or investment may only be created by a written agreement, signed by the Investor and the relevant Group Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement.  The Investor shall have the right, in its sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in any Group Company, and shall have no obligation to assist or cooperate with any Group Company in obtaining any financing, investment or other assistance.

10.13                 Series G Financing. The Parties acknowledge and agree that, the Company may issue and allot additional Series G Preferred Shares to other investors, and additional investors may subscribe to increased registered capital of the JV, in connection with the Series G Financing. The Covenantors shall procure that (v) the subscription price per share of any such additional Series G Preferred Shares (with respect to any Series G RMB Investors, the amount of price equaling to Series G Subscription Price of such investor divided by the Series G Preferred Shares issued to such investor) shall not be lower than US$29.802044 and the terms and conditions of any such additional Series G Preferred Shares shall not be more favourable than the terms and conditions for the Investor’s Series G Preferred Shares contemplated by this Agreement; (w) the terms and conditions of such other investors’ subscription of Yougu Shanghai’s registered capital shall not be more favourable than the Subscribed Capital in Yougu Shanghai subscribed by the Investor or the JV Subscriber contemplated hereunder, as set forth in Yougu Shanghai’s Constitutional Documents or any other similar agreements; (x) the subscription price for every dollar of registered capital of the JV shall not be lower than US$1.00 and the terms and conditions shall not be more favourable than the Subscribed Capital in the JV subscribed by the JV Subscriber contemplated hereunder, as set forth in the JV’s Constitutional Documents or any other similar agreements; (y) the percentage ownership of each shareholder of the JV in the registered capital of the JV shall be the same as the percentage ownership of such shareholder or its Affiliates that holds shares in the Company, each on a fully diluted and as converted basis; and (z) all shareholders of the JV and each investor participating in the Series G Financing shall have entered into the shareholders’ agreement of the JV as referred to in

Section 15 of Exhibit G, as amended to reflect the Series G Financing, on or prior to closing of the Series G Financing with such investor.

10.14                 Counterparts.  This Agreement may be executed and delivered by facsimile or other electronic signature and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

COMPANY:

UXIN LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UCAREASE BVI:

UCAREASE HOLDING LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UXIN USED CAR CAYMAN:

UXIN USED CAR LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PERFECT HARMONY:

PERFECT HARMONY GROUP LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UXIN HK:

UXIN HONG KONG LIMITED
(優信互聯香港有限公司)

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GLORYFIN HK:

GLORYFIN INTERNATIONAL GROUP HOLDING COMPANY LIMITED
(錦融國際控股集團有限公司)

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UCARSHOW HK:

UCARSHOW HK LIMITED
(優車秀香港有限公司)

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FAIRLUBO:

FAIRLUBO AUCTION COMPANY LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FAIRLUBO HK:

FAIRLUBO AUCTION HK COMPANY LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UCARBUY BVI:

UCARBUY HOLDING LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

UCARBUY HK:

UCARBUY HK LIMITED

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

LUBAO WFOE:

BEIJING YOUXIN FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.
(北京优信丰顺路宝机动车拍卖有限公司)
[Company seal is affixed]

By:	/s/XING ZHANMING
Name:	XING ZHANMING (邢占明)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FENGSHUN LUBAO:

BEIJING FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.
(北京丰顺路宝机动车拍卖有限公司)
[Company seal is affixed]

By:	/s/XING ZHANMING
Name:	XING ZHANMING (邢占明)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SHANGHAI LUBAO:

SHANGHAI FENGSHUN LUBAO VEHICLE AUCTION CO., LTD.
(上海丰顺路宝机动车拍卖有限公司)
[Company seal is affixed]

By:	/s/HUANG SHUO
Name:	HUANG SHUO (黄硕)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

TIANJIN LUBAO:

TIANJIN FENGSHUN LUBAO VEHICLE CONSULTING CO., LTD.
(天津丰顺路宝机动车信息咨询服务有限公司)
[Company seal is affixed]

By:	/s/HUANG SHUO
Name:	HUANG SHUO (黄硕)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

KAIFENG FINANCING LEASE:

KAIFENG FINANCING LEASE (HANGZHOU) CO., LTD.
(凯枫融资租赁（杭州）有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

JV:

YOUXINPAI (BEIJING) INFORMATIONTECHNOLOGY CO., LTD.
(优信拍（北京）信息科技有限公司)
[Company seal is affixed]

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC DOMESTIC COMPANY:

YOUXIN INTERNET (BEIJING) INFORMATIONTECHNOLOGY CO., LTD.
(优信互联（北京）信息技术有限公司)
[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN(曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUTU (BEIJING) TRANSPORTATIONAGENT CO., LTD.
(优途（北京）运输代理有限公司)
[Company seal is affixed]

By:	/s/LI SHUBO
Name:	LI SHUBO (李舒波)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUXINPAI (BEIJING) AUCTION CO., LTD.
(优信拍（北京）拍卖有限公司)
[Company seal is affixed]

By:	/s/CHEN GUANG
Name:	CHEN GUANG(陈光)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

SICHUAN YOUXINPAI AUCTION CO., LTD.
(四川优信拍拍卖有限公司)
[Company seal is affixed]

By:	/s/JING WENBING
Name:	JING WENBING (井文兵)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUXINPAI (BEIJING) SECOND HAND CAR APPRAISAL AND EVALUATION CO., LTD.
(优信拍（北京）二手车鉴定评估有限公司)
[Company seal is affixed]

By:	/s/LI YANG
Name:	LI YANG (李洋)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

YOUXINHULIAN (BEIJING) BUSINESS ANDTRADE CO., LTD.
(优信互联（北京）商贸有限公司)
[Company seal is affixed]

By:	/s/LI SHUBO
Name:	LI SHUBO (李舒波)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

BEIJING YOUXIN RUIDA ASSETS MANAGEMENT CO., LTD.

(北京优信睿达资产管理有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

BEIJING YOUXIN YILIAN INVESTMENT CO., LTD.

(北京优信易联投资有限公司)

[Company seal is affixed]

By:	/s/JING WENBING
Name:	JING WENBING (井文兵)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PRC SUBSIDIARY:

SHENZHEN YOUXIN PENGCHENG SECOND HAND CAR TRADE MARKET CO., LTD.

(深圳市优信鹏城二手车交易市场有限公司)

[Company seal is affixed]

By:	/s/JING WENBING
Name:	JING WENBING (井文兵)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXIN PENGDA:

SHENZHEN YOUXIN PENGDA SECOND HAND CAR BROKERAGE CO., LTD.

(深圳市优信鹏达二手车经纪有限公司)

[Company seal is affixed]

By:	/s/LI SHUBO
Name:	LI SHUBO (李舒波)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUHAN SHANGHAI:

YOUHAN (SHANGHAI) INFORMATION TECHNOLOGY CO., LTD.

(上海优晗信息科技有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXIN AUCTION:

YOUXIN (SHANGHAI) AUCTION CO., LTD.

(优信（上海）拍卖有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXIN AUTOMOBILE:

YOUXIN AUTOMOBILE ONLINE TRADE MARKET SERVICE CO., LTD.

(优新机动车网上交易市场服务有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUGU SHANGHAI:

YOUGU (SHANGHAI) INFORMATION TECHNOLOGY CO., LTD.

(优估（上海）信息科技有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXUAN BEIJING:

YOUXUAN (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优轩（北京）信息科技有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUZHEN BEIJING:

YOUZHEN (BEIJING) BUSINESS CONSULTING CO., LTD.

(优臻（北京）商务咨询有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUFANG BEIJING:

YOUFANG (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优舫（北京）信息科技有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXIN SHUXIANG:

YOUXIN SHUXIANG (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信数享（北京）信息技术有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXIN SHANGHAI:

YOUXIN (SHANGHAI) SECOND HAND CAR BUSINESS CO., LTD.

(优歆（上海）二手车经营有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

YOUXIN YISHOUCHE :

YOUXIN YISHOUCHE (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(优信易手车（北京）信息技术有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

BANMAXIU BEIJING:

BANMAXIU (BEIJING) INFORMATION TECHNOLOGY CO., LTD.

(斑马秀（北京）信息科技有限公司)

[Company seal is affixed]

By:	/s/ZENG ZHEN
Name:	ZENG ZHEN (曾真)
Title:	Legal Representative

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FOUNDER:

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

FOUNDER HOLDING COMPANY:

XIN GAO GROUP LIMITED

(信高集團有限公司)

By:	/s/DAI KUN
Name:	DAI KUN (戴琨)
Title:	Director

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

INVESTOR:

ZHUHAI GUANGKONG ZHONGYING INDUSTRIAL INVESTMENT FUND (LIMITED PARTNERSHIP) (珠海光控众盈产业投资基金合伙企业（有限合伙）)

[Company seal is affixed]

By:	/s/YIN LIANCHEN
Name:
Title:

[SIGNATURE PAGE TO SERIES G SHARE SUBSCRIPTION AGREEMENT]

LIST OF EXHIBITS

Exhibit A	Parties

Exhibit B	Company Information

Exhibit C	Key Employees

Exhibit D	Representations and Warranties of Covenantors / Representations and Warranties of Founder

Exhibit E	Representation and Warranties of Investor

Exhibit F	Covenants of Covenantors / Covenants of Investor

Exhibit G	Conditions to The Investor’ Obligations at Closing

Exhibit H	Conditions to Company’s Obligations at Closing

Exhibit I	Disclosure Letter

EXHIBIT A

PARTIES

Part I                                                               Founder and Founder Holding Company

(a)                                 Founder

1.                                      Dai Kun (戴琨), a Chinese citizen (PRC identity card number ******************).

(b)                                 Founder Holding Company

1.                                      Xin Gao Group Limited (信高集團有限公司), a limited liability company duly established and validly existing under the laws of the British Virgin Islands, which, as of the date hereof, is wholly owned by Dai Kun (戴琨) (on a fully diluted basis), and the board of directors of which consists of Dai Kun (戴琨) only.

Part II                                                          Investor

1.                                      Zhuhai Guangkong Zhongying Industrial Investment Fund (Limited Partnership) (珠海光控众盈产业投资基金合伙企业（有限合伙）), a limited partnership duly established and validly existing under the laws of People’s Republic of China.

Part III Subscribed Capital in Yougu Shanghai, Subscription Price in Yougu Shanghai

Investor	Subscribed Capital in Yougu Shanghai	Subscription Price in Yougu Shanghai (RMB￥)

Zhuhai Guangkong Zhongying Industrial Investment Fund (Limited Partnership) (珠海光控众盈产业投资基金合伙企业（有限合伙）)	4,070,543	300,000,000- Subscription Price in the JV	[1]

TOTAL	4,070,543	300,000,000- Subscription Price in the JV

Part IV Subscribed Capital in the JV, Subscription Price in the JV

Investor	Subscribed Capital in the JV	Subscription Price in the JV (US$)

Zhuhai Guangkong Zhongying Industrial Investment Fund (Limited Partnership) (珠海光控众盈产业投资基金合伙企业（有限合伙）)	4,318,846	4,318,846	[2]

TOTAL	4,318,846	4,318,846

1  For aviodance of doubt, the Subscription Price in Yougu Shanghai payable shall be in RMB Yuan that equals to the difference between (1) RMB￥300,000,000 and (2) RMB Yuan equivalent of US$4,318,846, the exchage rate applicable shall be RMB against U.S. dollars published by the People’s Bank of China at 12:00 p.m. on the date that the JV Subscriber completes its obligation of payment, of which US$4,070,543 shall be accured into registered captial and the rest of it shall be accured into capital reserve.

2  For aviodance of doubt, the Subscription Price in the JV payable shall be in RMB Yuan equivalent of US$4,318,846, the exchage rate applicable shall be RMB against U.S. dollars published by the People’s Bank of China at 12:00 p.m. on the date that the JV Subscriber completes its obligation of payment.

Part V Notice Address

For the purpose of the notice provisions contained in this Agreement, the following are the initial addresses of each Party:

If to any of the Group Companies:

Address:	Floor 37th, Building B, Tower 3, Wangjing Soho Center, No. 10, Wangjing Street, Chaoyang District, Beijing (100102)
Fax Number:	+86 10-5631 2701
Email:	daikun@xin.com
Attention:	Dai Kun

If to Founder or Founder Holding Company:

Address:	Floor 37th, Building B, Tower 3, Wangjing Soho Center, No. 10, Wangjing Street, Chaoyang District, Beijing (100102)
Fax Number:	+86 10-5631 2701
Email:	daikun@xin.com
Attention:	Dai Kun

If to the Investor:

Address:	Floor 16, Zhonghai International Ceanter, No. 28, West Pinganli Avenue, Xicheng District, Beijing 北京市西城区平安里西大街28号中海国际中心16层
Fax Number:	+86 10-8800 9299
Email:	ZhenYa.Guo@everbright165.com
Phone:	+86 1391-028-5310

EXHIBIT B

COMPANY INFORMATION

Part I     Capitalization Table of the Company as of the date hereof

Authorized capital: US$200,000 divided into: (i) 144,322,396 Ordinary Shares, (ii) 5,000,000 Series A Shares, (iii) 491,089 Series A-1 Shares, (iv) 7,060,263 Series B Preferred Shares, (v) 8,670,877 Series C-1 Preferred Shares, (vi) 1,055,891 Series C-2 Preferred Shares, (vii) 15,935,515 Series D Preferred Shares, (viii) 8,947,749 Series E Preferred Shares, and (ix) 8,516,220 Series F Preferred Shares.

Name of Shareholder	Class of Shares	Number of Shares	Percentage
Xin Gao Group Limited	Ordinary	4,931,886	7.3490%
ESOP	Ordinary	6,500,000	9.6857%
Ordinary Total		11,431,886	17.0347%

LC Fund V, L.P.	Series A	1,864,078	2.9802%
LC Parallel Fund V, L.P.	Series A	135,922
DCM Hybrid RMB Fund, L.P.	Series A	2,000,000	2.9802%
Bertelsmann Asia Investments AG	Series A	668,602	0.9963%
Xin Gao Group Limited	Series A	331,398	0.4938%
Series A Total		5,000,000	7.4505%

Haixia Uxin International Limited Partnership	Series A-1	491,089	0.7318%
Series A-1 Total		491,089	0.7318%

LC Fund V, L.P.	Series B	2,632,176	4.2082%
LC Parallel Fund V, L.P.	Series B	191,929
DCM Hybrid RMB Fund, L.P.	Series B	1,412,053	2.1041%
Bertelsmann Asia Investments AG	Series B	1,059,039	1.5781%
Tencent Growthfund Limited	Series B	176,507	2.6301%
THL A7 Limited	Series B	1,588,559
Series B Total		7,060,263	10.5205%

Redrock Holding Investments Limited	Series C-1	6,878,078	10.2490%

Name of Shareholder	Class of Shares	Number of Shares	Percentage
DCM Hybrid RMB Fund, L.P.	Series C-1	950,302	1.4160%
Xin Gao Group Limited	Series C-1	842,497	1.2554%
LC Fund V, L.P.	Series C-2	980,359	1.5734%
LC Parallel Fund V, L.P.	Series C-2	75,532
Series C Total		9,726,768	14.4939%

Tiger Global Eight Holdings	Series D	5,794,733	8.6347%
Hillhouse UX Holdings Limited	Series D	5,794,733	8.6347%
Redrock Holding Investments Limited	Series D	2,897,366	4.3174%
Coatue Hybrid Asia II LLC	Series D	1,448,683	2.1587%
Series D Total		15,935,515	23.7455%

Baidu (Hong Kong) Limited	Series E	5,965,166	8.8887%
Turbo Wise Investment Limited	Series E	1,789,550	2.6666%
Hillhouse UX Holdings Limited	Series E	477,213	0.7111%
Internet Fund II Pte. Ltd.	Series E	477,213	0.7111%
Coatue Hybrid Asia II LLC	Series E	238,607	0.3555%
Series E Total		8,947,749	13.3331%

JenCap UX	Series F	2,421,674	3.6085%
Baidu (Hong Kong) Limited	Series F	2,018,062	3.0071%
Hillhouse UX Holdings Limited	Series F	403,612	0.6014%
Redrock Holding Investments Limited	Series F	605,418	0.9021%
Internet Fund II Pte. Ltd.	Series F	322,890	0.4776%
Turbo Wise Investment Limited	Series F	322,890	0.4811%
Shanghai Huasheng Lingfei Equity Investment (Limited Partnership)	Series F	1,210,837	1.8043%
Snow Lake China Master Fund, Ltd.	Series F	1,210,837	1.8043%
Series F Total		8,516,220	12.6900%

Name of Shareholder	Class of Shares	Number of Shares	Percentage

Preferred Total		55,677,604	82.9653%

Total		67,109,490	100.000%

Part II   Capitalization Table of the JV as of the date hereof

Name of Shareholder of the Company	Name of Shareholder of the JV	Amount of Contribution (US$)	Percentage
Xin Gao Group Limited	深圳前海明裕股权投资合伙企业（有限合伙）	$18,196,475	9.0982%
ESOP	宁波保税区优锦管理咨询合伙企业（有限合伙）	$4,842,832	2.4214%
	宁波保税区优殊管理咨询合伙企业（有限合伙）	$4,842,832	2.4214%
	宁波保税区优翼管理咨询合伙企业（有限合伙）	$4,842,832	2.4214%
	宁波保税区优陟管理咨询合伙企业（有限合伙）	$4,842,832	2.4214%
Redrock Holding Investments Limited	WP Equity XI Holdings IV LLC	$30,937,091	15.4685%
Baidu (Hong Kong) Limited	安全宝有限公司 (Nevel Systems (HK) Limited)	$23,791,651	11.8958%
Hillhouse UX Holdings Limited	Hillhouse UX (HK) Holdings Limited	$19,894,528	9.9473%
Tiger Global Eight Holdings Internet Fund II Pte. Ltd.	Tiger Global Nine Holdings	$19,653,959	9.8270%
LC Fund V, L.P. LC Parallel Fund V, L.P.	Eagle Dynasty Holdings Limited 金贯控股有限公司	$17,523,590	8.7618%
DCM Hybrid RMB Fund, L.P.	DCM Investments (DE 1), LLC	$13,000,710	6.5004%
JenCap UX	金盧斯集團有限公司（CAMROSE HOLDING LIMITED）	$7,217,084	3.6085%
Turbo Wise Investment Limited	Turbo Wise Investment Limited	$6,295,503	3.1478%
Tencent Growthfund Limited THL A7 Limited	THL A7 Limited	$5,260,258	2.6301%
Bertelsmann Asia Investments AG	Health & Wealth Management Group Asia Pacific Limited（健康与财富管理集团亚太有限公司）	$5,148,723	2.5744%
Coatue Hybrid Asia II LLC	Coatue Hybrid Asia II-A LLC	$5,028,470	2.5142%
Snow Lake China Master Fund, Ltd.	Snow Lake Uxin SPV Limited	$3,608,542	1.8043%
Shanghai Huasheng Lingfei Equity Investment (Limited Partnership)	上海华晟领飞股权投资合伙企业（有限合伙）	$3,608,542	1.8043%
Haixia Uxin International Limited Partnership	Better Acquire Limited（红龙有限公司）	$1,463,546	0.7318%
	Total	$200,000,000	100.0000%

Part III     Corporate Information (before Closing)

For the purpose of the Exhibit B Part III of this Agreement only, the capitalized terms shall have the following meanings:

Capitalized Term	Shareholding Entity in the JV	Shareholding Entity in the Company
FOUNDER	深圳前海明裕股权投资合伙企业（有限合伙）	Xin Gao Group Limited
ESOP	宁波保税区优锦管理咨询合伙企业（有限合伙） 宁波保税区优殊管理咨询合伙企业（有限合伙） 宁波保税区优翼管理咨询合伙企业（有限合伙） 宁波保税区优陟管理咨询合伙企业（有限合伙）	ESOP
WP	WP Equity XI Holdings IV LLC	Redrock Holding Investments Limited
BAIDU	Nevel Systems (HK) Limited (安全宝有限公司)	Baidu (Hong Kong) Limited
HH	Hillhouse UX (HK) Holdings Limited	Hillhouse UX Holdings Limited
TIGER	Tiger Global Nine Holdings	Tiger Global Eight Holdings Internet Fund II Pte. Ltd.
LC	Eagle Dynasty Holdings Limited （金贯控股有限公司）	LC Fund V, L.P. LC Parallel Fund V, L.P.
DCM	DCM Investments (DE 1), LLC	DCM Hybrid RMB Fund, L.P.
JC	Camrose Holding Limited（金盧斯集團有限公司）	JenCap UX
KKR	Turbo Wise Investment Limited	Turbo Wise Investment Limited
TENCENT	THL A7 Limited	Tencent Growthfund Limited THL A7 Limited
BAI	Health & Wealth Management Group Asia Pacific Limited （健康与财富管理集团亚太有限公司）	Bertelsmann Asia Investments AG
COATUE	Coatue Hybrid Asia II-A LLC	Coatue Hybrid Asia II LLC

SL	Snow Lake Uxin SPV Limited	Snow Lake China Master Fund, Ltd.
HUASHENG	上海华晟领飞股权投资合伙企业（有限合伙）	上海华晟领飞股权投资合伙企业（有限合伙）
HAIXIA	Better Acquire Limited（红龙有限公司）	Haixia Uxin International Limited Partnership

EXHIBIT C

KEY EMPLOYEES

No.	Name	Department	Title
1.	Dai Kun (戴琨)	CEO Office (CEO办公室)	CEO
2.	Zeng Zhen (曾真)	Financial & Legal Center(财法中心)	CFO
3.	Yu Jingyuan (于景渊)	Uxin Financing (优信金融)	General Manager
4.	William Peng (彭惟廉)	CSO Office (CSO 办公室)	CSO
5.	Pang Jianwei (庞见维)	Human Resource Center (人力资源中心)	CHO

EXHIBIT D

Part I

REPRESENTATIONS AND WARRANTIES OF COVENANTORS

1.                                      Organization, Standing and Qualification. Each of the Group Companies and the Founder Holding Company is duly organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under, and by virtue of, the laws of the place of its incorporation or establishment (in respect of each of the JV, Kaifeng Financing Lease, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, the PRC Domestic Company, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing and the PRC Subsidiaries, its registered capital has been contributed in accordance with its articles of association) and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted and as proposed to be conducted, and to perform each of its obligations hereunder and under any Transaction Agreement or Restructuring Document to which it is a party.  Each of the Group Companies and the Founder Holding Company is qualified or licensed to do business and is in good standing (or equivalent status in the relevant jurisdiction) in each relevant jurisdiction.  Each of the Group Companies and the Founder Holding Company is not in receivership or liquidation; no steps have been taken to enter into liquidation; and no petition has been presented for winding up any Group Company or the Founder Holding Company; and there are no grounds on which a petition or application might be based for the winding up or appointment of a receiver of any Group Company or the Founder Holding Company.

2.                                      Capitalization.

(a)                                 Immediately prior to the Closing, the authorized share capital of the Company consists of the following:

(i)                                     Ordinary Shares.  A number of authorized Ordinary Shares that equals to the difference between 144,322,396 and authorized Series G Preferred Shares as set forth in Section 2(a)(ix), of which 4,931,886 Ordinary Shares are issued and outstanding immediately prior to the Closing.

(ii)                                  Series A Shares. A total of 5,000,000 authorized Series A Shares, all of which are issued and outstanding immediately prior to the Closing.

(iii)                               Series A-1 Shares. A total of 491,089 authorized Series A-1 Shares, all of which are issued and outstanding immediately prior to the Closing.

(iv)                              Series B Preferred Shares. A total of 7,060,263 authorized Series B Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(v)                                 Series C Preferred Shares.  A total of 8,670,877 authorized Series C-1 Preferred Shares and 1,055,891 authorized Series C-2 Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(vi)                              Series D Preferred Shares.  A total of 15,935,515 authorized Series D Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(vii)                           Series E Preferred Shares.  A total of 8,947,749 authorized Series E Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(viii)                        Series F Preferred Shares.  A total of 8,516,220 authorized Series F Preferred Shares, all of which are issued and outstanding immediately prior to the Closing.

(ix)                              Series G Preferred Shares.  A number of authorized Series G Preferred Shares that are sufficient for the Series G Financing, none of which is issued and outstanding immediately prior to the Closing.

(x)                                 Treasury Shares.  The Company holds no treasury shares.

(xi)                              Options, Warrants, Reserved Shares. The Company has reserved sufficient Ordinary Shares for issuance upon the conversion of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, and Series G Preferred Shares.  Except for (A) the conversion privileges of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares and Series G Preferred Shares, (B) the preemptive rights provided in the Shareholders Agreement, (C) as at immediately after the Closing, 6,500,000 Ordinary Shares (and options and warrants therefor) reserved for issuance to officers, directors, employees of, and consultants to, any Group Company under the Company’s employee equity incentive plans or purchase plans adopted or to be adopted by the Company in form and substance satisfactory to the Investor (the “ESOP”) (of such 6,500,000 reserved Ordinary Shares, options to purchase 2,916,727 Ordinary Shares under the ESOP have been granted as of the date hereof), and (D) the transactions contemplated by the Transaction Agreements, there are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the Company.  Except as set forth in the preceding sentence, the Shareholders Agreement and the Restated Articles, no shares (including the Series G Preferred Shares and the Conversion Shares) of the Company’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of the Company or any other Person).

(b)                                 The capital structures (including its authorized and issued share capital, and the holders thereof) of the Company as set forth in Part I of EXHIBIT B are complete, true and accurate.

(c)                                  UcarEase BVI.  Immediately prior to the Closing, UcarEase BVI is authorized to issue 50,000 ordinary shares, par value US$1.00, of which 2 shares are issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding shares of UcarEase BVI (on a fully diluted basis) which are free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the UcarEase BVI.  There are no shares of the UcarEase BVI’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by UcarEase BVI, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of UcarEase BVI or any other Person).

(d)                                 Uxin Used Car Cayman.  Immediately prior to the Closing, the authorized share capital of Uxin Used Car Cayman is US$50,000, consisting of 50,000 ordinary shares, par value US$1.00, of which 1 is issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding share capital of the Uxin Used Car Cayman (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the Uxin Used Car Cayman. There are no shares of the Uxin Used Car Cayman’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Uxin Used Car Cayman, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of Uxin Used Car Cayman or any other Person).

(e)                                  Perfect Harmony. Immediately prior to the Closing, Perfect Harmony is authorized to issue 50,000 ordinary shares, par value US$1.00, of which 1 is issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding shares of Perfect Harmony (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of Perfect Harmony.  There are no shares of Perfect Harmony’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Perfect Harmony, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of Perfect Harmony or any other Person).

(f)                                   Uxin HK.  Immediately prior to the Closing, the authorized share capital of Uxin HK is HK$10,000, consisting of 10,000 ordinary shares, par value HK$1.00, of which 100 is issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding share capital of Uxin

HK (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of Uxin HK.  There are no shares of Uxin HK’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Uxin HK, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of Uxin HK or any other Person).

(g)                                  GloryFin HK.  Immediately prior to the Closing, the authorized share capital of GloryFin is HK$10,000, consisting of 10,000 ordinary shares, par value HK$1.00, of which 10,000 is issued and outstanding and UcarEase BVI owns one hundred percent (100%) of the issued and outstanding share capital of the GloryFin HK (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of the GloryFin HK.  There are no shares of the GloryFin HK’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by GloryFin HK, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of GloryFin HK or any other Person).

(h)                                 UcarShow HK.  Immediately prior to the Closing, the authorized share capital of UcarShow HK is HK$10,000, consisting of 10,000 ordinary shares, par value HK$1.00, of which 10,000 is issued and outstanding and Uxin Used Car Cayman owns one hundred percent (100%) of the issued and outstanding share capital of UcarShow HK (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of UcarShow HK.  There are no shares of UcarShow HK’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by UcarShow HK, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of UcarShow HK or any other Person).

(i)                                     Fairlubo.  Immediately prior to the Closing, the authorized share capital of Fairlubo is US$100,000, consisting of (a) 690,833,334 Ordinary Shares, par value US$0.0001; (b) 30,000,000 Series A Preferred Shares, par value US$0.0001; (c) 133,333,333 Series A1 Preferred Shares, par value US$ 0.0001; and (d) 145,833,333 Series B Preferred Shares, par value US$ 0.0001. Perfect Harmony owns fifty two point six one five four percent (52.6154%) of the issued and outstanding share capital of Farilubo (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of Fairlubo.  There are no shares of Fairlubo’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Fairlubo, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (not including such rights designated to Perfect Harmony).

(j)                                    Fairlubo HK.  Immediately prior to the Closing, the authorized share capital of Fairlubo HK is HK$10,000, consisting of 10,000 ordinary shares par value HK$1.00, of which 10,000 is issued and outstanding and Fairlubo owns one hundred percent (100%) of the issued and outstanding share capital of Fairlubo HK (on a fully diluted basis) which is free and clear of any Encumbrance. There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of Fairlubo HK.  There are no shares of Fairlubo HK’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by Fairlubo HK, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (not including such rights designated to Fairlubo).

(k)                                 UcarBuy BVI.  Immediately prior to the Closing, UcarBuy BVI is authorized to issue 50,000 ordinary shares, par value US$1.00, of which 1 is issued and outstanding and the Company owns one hundred percent (100%) of the issued and outstanding shares of UcarBuy BVI (on a fully diluted basis) which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of UcarBuy BVI.  There are no shares of UcarBuy BVI’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by UcarBuy BVI, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of UcarBuy BVI or any other Person).

(l)                                     UcarBuy HK.  Immediately prior to the Closing, the authorized share capital of UcarBuy HK is HK$10,000 consisting of 10,000 ordinary shares par value HK$1.00, of which 10,000 is issued and outstanding and UcarBuy BVI owns one hundred percent (100%) of the issued and outstanding share capital of UcarBuy HK (on a fully diluted basis) which is free and clear of any Encumbrance. There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance or transfer of any shares of UcarBuy HK.  There are no shares of UcarBuy HK’s outstanding share capital, or shares issuable upon exercise or exchange of any outstanding options or other shares issuable by UcarBuy HK, that are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of UcarBuy HK or any other Person).

(m)                             Lubao WFOE. Immediately prior to the Closing, the registered capital of Lubao WFOE is US$25,000,000, RMB108,234,800 of which has been contributed in accordance with its articles of association.  Fairlubo HK owns one hundred percent (100%) of the registered capital of Lubao WFOE (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Lubao WFOE.

(n)                                 Fengshun Lubao.  Immediately prior to the Closing, the registered capital of Fengshun Lubao is RMB20,000,000, all of which has been contributed in accordance with its articles of association. Immediately prior to the Closing, Youxin Yishouche, Xing Zhanming and Fengshang collectively hold one hundred percent (100%) of the registered capital of Fengshun Lubao (on a fully diluted basis), which is free and clear of any Encumbrance other than the Encumbrance created under the relevant Restructuring Documents.  Except for the transactions contemplated by the relevant Restructuring Documents, there are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Fengshun Lubao.

(o)                                 Shanghai Lubao.  Immediately prior to the Closing, the registered capital of Shanghai Lubao is RMB2,000,000, all of which has been contributed in accordance with its articles of association. Immediately prior to the Closing, Fengshun Lubao holds one hundred percent (100%) of the registered capital of Shanghai Lubao (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Shanghai Lubao.

(p)                                 Tianjin Lubao.  Immediately prior to the Closing, the registered capital of Tianjin Lubao is RMB2,000,000, all of which has been contributed in accordance with its articles of association. Immediately prior to the Closing, Fengshun Lubao holds one hundred percent (100%) of the registered capital of Tianjin Lubao (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Tianjin Lubao.

(q)                                 Kaifeng Financing Lease. Immediately prior to the Closing, the registered capital of Kaifeng Financing Lease is US$58,000,000, US$46,758,975.7 of which has been contributed in accordance with its articles of association.  GloryFin HK owns one hundred percent (100%) of the registered capital of Kaifeng Financing Lease (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Kaifeng Financing Lease.

(r)                                    JV. Immediately prior to the Closing, the registered capital of the JV is US$200,000,000, all of which has been contributed in accordance with its articles of association. Immediately prior to the Closing, all shareholders of the JV as set forth in the second column in Part II of EXHIBIT B collectively own one hundred percent (100%) of the registered capital of the JV (on a fully diluted basis), which is free and clear of any Encumbrance. Except for the transactions contemplated by the Transaction Agreements, there are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of the JV.

(s)                                   PRC Domestic Company.  Immediately prior to the Closing, the registered capital of the PRC Domestic Company is RMB104,008,008, all of which has been contributed in accordance with its articles of association.  The contributed registered capital of the PRC Domestic Company has been duly verified by an accountant registered in the PRC, and the verification report has been accepted by the relevant PRC Governmental Authority.  Immediately prior to the Closing, the Founder and Min Si Lian Hua collectively hold one hundred percent (100%) of the registered capital of the PRC Domestic Company (on a fully diluted basis), which is free and clear of any Encumbrance other than the Encumbrance created under the relevant Restructuring Documents.  Except for the transactions contemplated by the relevant Restructuring Documents, there are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of the PRC Domestic Company.

(t)                                    PRC Subsidiaries.  Immediately prior to the Closing, the registered capital of Youtu Beijing is RMB200,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxinpai Auction is RMB1,000,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxinpai Sichuan Auction is RMB2,000,000, all of which has been contributed in accordance with its articles of association. Immediately prior to the Closing, the registered capital of Youxinpai Second Hand Car is RMB500,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxin Business is RMB1,500,000, all of which has been contributed in accordance with its articles of association.  Immediately prior to the Closing, the registered capital of Youxin Ruida Assets is RMB2,000,000. Immediately prior to the Closing, the registered capital of Youxin Pengcheng is RMB2,000,000. Immediately prior to the Closing, the registered capital of Youxin Yilian is RMB1,000,000.  Except for Youxin Ruida Assets, Youxin Ruitong Service, Youxin Pengcheng and Youxin Yilian, the contributed registered capital of each PRC Subsidiary has been duly verified by an accountant registered in the PRC, and the verification report has been accepted by the relevant PRC Governmental Authority.  Immediately prior to the Closing, the PRC Domestic Company owns one hundred percent (100%) of the registered capital of each PRC Subsidiary other than Youxinpai Sichuan Auction, Youxin Yilian, Youxinpai Auction owns one hundred percent (100%) of the registered capital of Youxinpai Sichuan Auction and the PRC Domestic Company owns 73% of the registered capital of Youxin Yilian, in each case on a fully diluted basis and free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of any PRC Subsidiary.

(u)                                 Youxin Pengda. Immediately prior to the Closing, the registered capital of Youxin Pengda is RMB100,000.  JV owns one hundred percent (100%) of the registered capital of Youxin Pengda (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxin Pengda.

(v)                                 Youhan Shanghai. Immediately prior to the Closing, the registered capital of Youhan Shanghai is RMB1,250,000.  JV owns one hundred percent (100%) of the registered capital of Youhan Shanghai (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youhan Shanghai.

(w)                               Youxin Auction. Immediately prior to the Closing, the registered capital of Youxin Auction is RMB312,500,000.  JV owns one hundred percent (100%) of the registered capital of Youxin Auction (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxin Auction.

(x)                                 Youxin Automobile. Immediately prior to the Closing, the registered capital of Youxin Automobile is RMB53,125,000.  JV owns one hundred percent (100%) of the registered capital of Youxin Automobile (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxin Automobile.

(y)                                 Yougu Shanghai. Immediately prior to the Closing, the registered capital of Yougu Shanghai is US$200,000,000, US$130,000,000 of which has been contributed in accordance with its articles of association.  UcarShow HK owns one hundred percent (100%) of the registered capital of Yougu Shanghai (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Yougu Shanghai.

(z)                                  Youxuan Beijing. Immediately prior to the Closing, the registered capital of Youxuan Beijing is RMB10,000,000.  Yougu Shanghai owns one hundred percent (100%) of the registered capital of Youxuan Beijing (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxuan Beijing.

(aa)                          Youzhen Beijing. Immediately prior to the Closing, the registered capital of Youzhen Beijing is RMB2,000,000.  Yougu Shanghai owns one hundred percent (100%) of the registered capital of Youzhen Beijing (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youzhen Beijing.

(bb)                          Youfang Beijing. Immediately prior to the Closing, the registered capital of Youfang Beijing is US$30,000,000.  UcarShow HK owns one hundred percent (100%) of the registered capital of Youfang Beijing (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youfang Beijing.

(cc)                            Youxin Shuxiang. Immediately prior to the Closing, the registered capital of Banmaxiu Beijing is US$3,000,000.  UcarShow HK owns one hundred percent (100%) of the registered capital of Youxin Shuxiang (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxin Shuxiang.

(dd)                          Youxin Shanghai. Immediately prior to the Closing, the registered capital of Youxin Shanghai is US$50,000,000.  UcarBuy HK owns one hundred percent (100%) of the registered capital of Youxin Shanghai (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxin Shanghai.

(ee)                            Youxin Yishouche. Immediately prior to the Closing, the registered capital of Youxin Yishouche is RMB1,000,000.  Dai Kun owns ninty-nine point nine thousand nine hundred and ninty-nine percent (99.9999%) and Min Si Lian Hua owns zero point zero zero zero one percent (0.0001%) of the registered capital of Youxin Yishouche (on a fully diluted basis), which is free and clear of any Encumbrance other than the Encumbrance created under the relevant

Resturcturing Documents. Except for the transactions contemplated by the relevant Resturucturing Documents, there are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Youxin Yishouche.

(ff)                              Banmaxiu Beijing. Immediately prior to the Closing, the registered capital of Banmaxiu Beijing is RMB1,000,000.  Youxin Yishouche owns one hundred percent (100%) of the registered capital of Banmaxiu Beijing (on a fully diluted basis), which is free and clear of any Encumbrance.  There are no subscriptions, options, warrants, conversion privileges, pre-emptive or other rights or Contracts with respect to the issuance of any equity interest or registered capital, or any securities convertible into or exchangeable for any equity interest or registered capital, of Banmaxiu Beijing.

(gg)                            No Encumbrance.  Except for the transactions contemplated under the Transaction Agreements and the Restructuring Documents, none of the Covenantors or any of their respective Affiliates is a party to any Contracts by which any of them is bound or obligated to acquire, dispose of, transfer or assign or create any Encumbrance on any interest, economic or otherwise, in any equity interests of any Group Company to any Person.  Except for the Transaction Agreements, the Restructuring Documents and the documents related to option issuance under ESOP of the Company (if any) disclosed in Section 2 of the Disclosure Letter, there are no other Contracts between or among the Founder, any Group Company and/or any other shareholder of any Group Company with respect to the ownership or voting or Control of any Group Company.

3.                                      Subsidiaries; Group Structure. Except as specified in this Section 3 of Part I of EXHIBIT D, and subject to Section 3 of the Disclosure Letter, no Covenantor has any Subsidiary or presently owns or Controls, directly or indirectly, any interest in any other Person (other than the Group Companies).  The corporate structure of the Group Companies as set forth in Part III of EXHIBIT B is complete, true and accurate as of the date of this Agreement and as of the date of the Closing. Each Group Company as disclosed in Section 3 of the Disclosure Letter is the legal and beneficial owner of all the equity interest as specified in Section 3 of the Disclosure Letter where such Group Company holds minority equity interests in relevant company, in each case free and clear of any Encumbrance.

4.                                      Due Authorization.  All corporate action on the part of the Group Companies, the Founder Holding Company and, as applicable, their respective officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Group Companies and the Founder Holding Company under this Agreement, the Disclosure Letter, the Shareholders Agreement, the Restated Articles, the investement framework agreement regarding investment in Uxin Group among Yougu Shanghai, the JV, the Company, the Founder and the Investor, the shareholders agreement of the JV, the articles of association of the JV, the share subscription agreement in the JV and any other agreements the execution of which is contemplated hereunder or thereunder (together the “Transaction Agreements”) and the Restructuring Documents to which it is a party, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Subscribed Shares being sold under this Agreement and of the Conversion Shares has been taken or will be taken prior to the Closing.  Each of the Covenantors has all requisite power and authority to execute and deliver this Agreement and other Transaction Agreements and the Restructuring Documents to which it is a party.  Upon execution, each of the Transaction Agreements and the Restructuring Documents to which a Covenantor is a party is a valid and binding obligation of such Covenantor, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

5.                                      Valid Issuance.

(a)                                 The Series G Preferred Shares and the Conversion Shares, when issued, sold and delivered in accordance with the terms of this Agreement will be duly and validly authorised and issued, credited as fully paid, and non-assessable. Upon Closing, the Investor (or its Affiliates, successors and permitted assigns and transferees) will receive good and valid title to the Subscribed Capital in the JV, free and clear of any Encumbrances.

(b)                                 The issued and outstanding share capital of the Group Companies are duly and validly authorized and issued, fully paid and non-assessable (and in case of each of the JV, Kaifeng Financing Lease, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Youxin Pengda, the PRC Domestic Company, the PRC Subsidiaries, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche and Banmaxiu Beijing its registered capital has been contributed in accordance with its articles of association).  All outstanding shares, options, warrants and other securities of the Company or the JV (as the case may be) have been issued (and the issuance of Subscribed Shares or Conversion Shares shall be) in full compliance with the requirements of all Applicable Laws, including, to the extent applicable, the registration and prospectus delivery requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), or in compliance with applicable exemptions therefrom, and all other provisions of applicable securities laws and regulations, including, without limitation, anti-fraud provisions, and the Constitutional Documents of the Company or the JV (as the case may be)at the time of such issuance.

(c)                                  Neither the Company or the JV (as the case may be), nor any of its affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act (“Regulation D”)), nor any Person acting on its or their behalf (i) has made or will make offers or sales of any security, or has solicited or will solicit offers to buy, or otherwise has negotiated or will negotiate in respect of, any security, under circumstances that would require the registration of the Subscribed Shares under the Securities Act; or (ii) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of Subscribed Shares in the United States.

(d)                                 Neither the Company or the JV (as the case may be), nor any of its affiliates (as defined in Rule 405 under the Securities Act) nor any Person acting on its or their behalf has engaged, or will engage, in any “directed selling efforts” (as defined in Regulation S under the Securities Act) with respect to the Subscribed Shares.

(e)                                  Each of the Company and the JV is a “foreign issuer” (as defined in Regulation S under the Securities Act) that reasonably believes that there is no “substantial U.S. market interest” (as defined in Regulation S under the Securities Act) in the shares of the Company or the JV (as the case may be) or any securities of the same class as the Subscribed Shares.

6.                                      Financial Statement.

(a)                                 Prior to the date of the Closing, the Group Companies have delivered to the Investor their unaudited consolidated financial statements and management accounts of the Company and the JV (including balance sheet, profit and loss statement, and cash flow statement) as of September 30, 2016 (the “Financial Statement Date”) (collectively, the “Financial Statements”).

(b)                                 The Financial Statements have been prepared in accordance with PRC GAAP.  Since the Financial Statement Date, none of the Group Companies has changed any of the accounting principles or practices used by it in the past.

(c)                                  The Financial Statements are accurate and complete and present fairly the financial position of each Group Company as of the respective dates thereof and the results of operations of each Group Company for the periods covered thereby.  In particular, the Financial Statements reflect all debts, liabilities, and obligations of any nature whether due or to become due (including, without limitation, absolute liabilities, accrued liabilities, and contingent liabilities) of the Group Companies as of the Financial Statement Date, and contain all necessary reserves, provisions and accruals in accordance with PRC GAAP.  The Financial Statements present an accurate picture of the net assets, financing and results of operations of the Group Companies taken as a whole in accordance with PRC GAAP as of the Financial Statement Date.

(d)                                 All transactions conducted by the Group Companies have been duly recorded on their books and in their accounting records to the extent required by PRC GAAP and other applicable local accounting provisions and regulations.  As of the Financial Statement Date, the Group Companies have not incurred, assumed or guaranteed any liabilities or debts of any nature (whether due, fixed, contingent or otherwise) that were not reflected or expressly provisioned against in the Financial Statements.

(e)                                  Except as set forth in the Financial Statements and in the Disclosure Letter, (i) none of the Group Companies has any liability or obligation, absolute or contingent (individually or in the aggregate), or any indebtedness for borrowed money that it has directly or indirectly created, incurred, assumed or guaranteed, (ii) no Group Company is a guarantor or indemnitor of any liability, obligation or indebtedness of any Person, (iii) none of the Founder, the Founder Holding Company nor any of their respective Affiliates is a guarantor or indemnitor of any liability, obligation or indebtedness of any Group Company, (iv) none of the Group Companies has made any loan or advance to any Person (other than trade receivables in the ordinary course of business) and (v) none of the Covenantors has pledged or created any Encumbrance over any of its interest in the securities of any Group Company other than the equity pledge created under the Restructuring Documents.

(f)                                   All of the accounts receivable owing to the Group Companies, including without limitation all accounts receivable set forth in the Financial Statements, constitute valid and enforceable claims and are good and collectible in the ordinary course of business, net of any reserves shown on the Financial Statements (which reserves are adequate and were calculated on a basis consistent with PRC GAAP), and no further goods or services are required to be provided in order to complete the sales and to entitle the Group Companies to collect in full.  There are no contingents or asserted claims, refusals to pay, or other rights of set-off with respect to any accounts receivable of the Group Companies.

7.                                      Title to Properties and Assets. Each Group Company has good and marketable title to its properties and assets, and none of its properties and assets is subject to any Encumbrance.  There are no material facilities, services, assets or properties shared with any Person other than the Group Company which are used in connection with the business of any Group Company.  With respect to the properties and assets it leases, the lessors under the relevant leases have the legal right to lease such properties, and each Group Company is in compliance with each lease to which it is a party and such Group Company holds valid leasehold interests in such properties and assets.  Each Group Company has filed any and all leases it enters into with the relevant Governmental Authority pursuant to the Applicable Laws.  There exists no pending or threatened condemnation, confiscation, dispute, claim, demand or similar proceeding with respect to, or which might materially and adversely affect, the continued use and enjoyment of properties and assets that any Group Company owns or leases, nor is there any factual or legal basis therefor.  All machinery, vehicles, equipment and other tangible personal property owned or leased by a Group Company are (i) in good condition and repair (reasonable wear and tear excepted) and (ii) not obsolete or in need of renewal or replacement, except for renewal or replacement in the ordinary course of business.

8.                                      Status of Proprietary Assets.

(a)                                 Each Group Company (i) has independently developed and owns free and clear of any Encumbrance, or (ii) has sufficient valid and exclusive right and/or license to use, all Proprietary Assets, including Registered Intellectual Property, necessary and appropriate for its business as now conducted and as proposed to be conducted and without any conflict with or infringement of the rights of other Persons.  Section 8 of the Disclosure Letter contains a complete list of Proprietary Assets, including all Registered Intellectual Properties, owned, licensed to or used by each Group Company.  Each of the Group Companies has taken all steps it reasonably considers necessary (including registrations with, or applications to register with, the appropriate Governmental Authority) to perfect or protect its actual and alleged Proprietary Assets and such Proprietary Assets are valid and enforceable.

(b)                                 There are no outstanding options, licenses, Contracts or rights of any kind granted by any Group Company or any other Person relating to any Group Company’s Proprietary Assets, nor is any Group Company bound by or a party to any options, licenses, Contracts or rights of any kind with respect to the Proprietary Assets of any other Person, except, in either case, for standard end-user agreements with respect to commercially readily available intellectual property such as “off the shelf” computer software.

(c)                                  No Covenantor has received any communications alleging that it has violated or, by conducting its business as proposed, might violate any Proprietary Assets of any other Person, nor is there any reasonable basis therefor.  To the best knowledge of the Covenantors, no other Person is infringing any Proprietary Assets of any Group Company.

(d)                                 None of the Founder nor any of the current or former officers, employees or consultants of any Group Company (at the time of their employment or engagement by a Group Company) has been or is obligated under any Contract, or subject to any judgment, decree or order of any court or administrative agency, that might interfere with the use of his, her or its best endeavors to promote the interests of such Group Company or that could conflict with the business of such Group Company as proposed to be conducted or that might prevent the Founder, officers, employees or consultants from assigning to such Group Company inventions conceived or reduced to practice in connection with services rendered to such Group Company.  Each of the Founder and the Founder Holding Company has assigned to the Group Companies all Proprietary Assets rights owned by it that are related to the business of the Group Companies currently conducted or proposed to be conducted.  Neither the execution, delivery nor performance of the Transaction Agreements or the Restructuring Documents, nor the carrying on of the business of any Group Company by its employees, nor the conduct of the business of any Group Company as proposed, will, to the best knowledge of the Covenantors, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract under which any of the Founder, officers, employees or consultants is now or was previously obligated.  No government funding, facilities of any educational institution or research center, or funding from third parties has been used in the development of any Proprietary Assets of any Group Company.

(e)                                  The trademark applications with the application number of 9676439 has been transferred to the PRC Domestic Company.

9.                                      Material Contracts and Obligations.

(a)                                 All Contracts, indebtedness, liabilities and other obligations, the term of which has not yet expired and to which a Group Company is a party or by which it is bound, that (i) are material to the conduct and operations of such Group Company’s business and properties (including without limitation the Restructuring Documents), (ii) involve any of the Founder, the Founder Holding Company, officers, consultants, directors, employees, shareholders or Affiliates of such Group Company (other than the labor-related agreements between any of them and any Group Company entered in the ordinary course of business of such Group Company); or (iii) obligate such Group Company to share, license or develop any product or technology (except licenses granted in the ordinary course of business), are disclosed in Section 9 of the Disclosure Letter and have been made available for inspection by the Investor and its counsels.  Such Contract, indebtedness, liabilities and obligations are valid and binding, in full force and effect and enforceable against such Group Company in accordance with its terms.  The Group Companies have duly performed all of their obligations under each such Contract, indebtedness, liabilities and obligations.  None of the Group Companies (and to the best knowledge of the Covenantors, no other party thereto) is in default or breach under or amends or proposes to amend or terminates or proposes to terminate any of such Contract, indebtedness, liabilities and obligations.  No Group Company has received any notice (whether written or not) that it has breached, violated or defaulted under any such Contract, indebtedness, liabilities and obligations or that any other party thereto intends to terminate it.

(b)                                 Without prejudice to the foregoing, the Restructuring Documents are valid and binding, in full force and effect and enforceable against each party thereto in accordance with its terms, and none of the parties thereto is in default or breach under any of the Restructuring Documents.

(c)                                  For purposes of this Section 9 of Part I of EXHIBIT D, “material” shall mean (i) having value, cost or amount, or imposing liability or contingent liability on any Group Company, in excess of RMB5,000,000 per annum or in aggregate or that extend for more than one (1) year beyond the date of this Agreement, (ii) not terminable upon thirty (30) days notice without incurring any penalty or obligation, (iii) containing exclusivity, non-competition, or similar clauses that impair, restrict or impose conditions on any Group Company’s right to offer or sell products or services in specified areas, during specified periods, or otherwise, (iv) not entered into in the ordinary course of business, (v) transferring or licensing any Proprietary Assets to or from any Group Company (other than licenses granted in the ordinary course of business or licenses for commercially readily available “off the shelf” computer software), (vi) involving acquisition of assets of or by, or investment in any other Person (other than the Group Companies) (whether through equity investment,  merger or otherwise) by, any Group Company, or any other similar transaction to which any Group Company is a party or by which it may be bound, involving an amount in excess of RMB10,000,000, other than those made in the ordinary course of business, or (vii) an agreement the termination of which might be reasonably likely to have a Material Adverse Effect on any Group Company.

10.                               Litigation.  There is no action, suit, proceeding, claim, litigation, arbitration or investigation (the “Action”) pending or currently threatened, against any of the Covenantors, any Covenantor’s activities, properties or assets, or, to the best knowledge of the Covenantors, against any officer, director, employee or shareholder of a Group Company in connection with such officer’s, director’s, employee’s or shareholder’s relationship with, or actions taken for or on behalf of, the Group Company or otherwise, except for Actions of disputes on vehicles and labor.  No Action with respect to any Applicable Law relating to anti-money laundering is taking place or threatened against any Covenantor in any court or Governmental Authority.  To the best knowledge of the Covenantors, there is no factual or legal basis for any such Action.  None of the Covenantors is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority or instrumentality and there is no Action by any Covenantor currently pending or which it intends to initiate. No Government Authority has at any time challenged or questioned in writing the legal right of any Group Company to conduct its business as presently being conducted or proposed to be conducted. No Group Company has received any opinion or memorandum or advice from any legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business as presently being conducted or proposed to be conducted.

11.                               Compliance with Laws; Consents and Permits.

(a)                                 None of the Group Companies is in violation of any Applicable Law (including without limitation Applicable Laws relating to Tax, labor, social or housing security payment, borrowing, foreign exchange control, anti-money laundering, anti-corruption, corporate formation and governance, conduct of business in general, possession of necessary and effective licenses and permits and ownership of assets and properties).  Each Group Company has complied with all Applicable Laws (including without limitation Applicable Laws relating to Tax, labor, social or housing security payment, borrowing, foreign exchange control, anti-money laundering, anti-corruption, corporate formation and governance, conduct of business in general, possession of necessary and effective licenses and permits and ownership of assets and properties) within the relevant jurisdictions.  No Covenantor has received any notice from any Governmental Authority regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Applicable Law or any governmental order or (ii) any actual, alleged, possible or potential obligation on the part of any Covenantor to undertake, or to bear all or any portion of the cost of, any remedial action of any nature. No Covenantor is under investigation with respect to a violation of any Applicable Law or governmental order.

(b)                                 All consents, permits, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings by or with any Governmental Authority or any third party (including without limitation any lender, if applicable), which are required to be obtained or made by each Covenantor or any Affiliate or Associate of such Covenantor in connection with the consummation of the transactions contemplated under the Transaction Agreements and the Restructuring Documents shall have been obtained or made prior to and be effective as of the date hereof and will remain effective as of the date of the Closing.  Each Group Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as currently conducted and as proposed to be conducted, which are in full force and effect.  None of the Group Companies is in default under any of such franchise, permit, license or other similar authority.  No Covenantor has received any written notice from any Governmental Authority regarding any actual or possible default or violation of any such franchise, permit, license or other similar authority; and no suspension, cancellation or termination of any such franchise, permit, license or other similar authority is threatened or imminent.

(c)                                 For purposes of this Agreement, “Government Official” means (i) a governmental official or (ii) an officer, employee or Person acting in an official capacity for or on behalf of a government, Governmental Authority, public international organization, state-owned enterprise, state-controlled enterprise or entities otherwise holding legislative, administrative or judicial office.  Each of the Covenantors, and, to the best knowledge of the Covenantors, all of its directors, officers, shareholders, agents, employees or representatives or any other Persons associated with or acting for or on behalf of the foregoing (each a “Representative”) are in compliance with and have complied with all Applicable Law relating to anti-bribery, anti-corruption, anti-money laundering, recordkeeping and internal controls.  Without limiting the generality of the foregoing, none of the Covenantors, nor, to the best knowledge of the Covenantors, any of its Representatives, has (A) offered to pay, paid, promised to pay, or authorized the payment of any money, or (B) offered to give, given, promised to give, or authorized the giving of anything of value,

(I)          to any Government Official or political party or official thereof or any candidate for political office (or a Person that a Covenantor or a Representative might reasonably expect to deliver such money or gift or portion thereof, directly or indirectly, to a Government Official or political party or official thereof or any candidate for political office) for the purpose of:

(i)          (x) influencing any act or decision of such Government Official or political party or official thereof or any candidate for political office, (y) inducing a Government Official or political party or official thereof or any candidate for political office to do or omit to do any act in violation of the lawful duty of such Government Official or political party or official thereof or any candidate for political office, or (z) securing any improper advantage; or

(ii)          inducing such Government Official or political party or official thereof or any candidate for political office to use his or her or its influence with any Governmental Authority to affect or influence any act or decision of such Governmental Authority, in order to help a Covenantor to obtain, retain business for or with, or direct business to any Covenantor.

(II)         to any other Person with the express intention of achieving the purposes set forth in (i) and /or (ii) above indirectly.

(d)                                 Neither the Group Companies, nor, to the best knowledge of the Covenantors, any of their respective Subsidiaries, Affiliates, Principals or Representatives, is identified on the Prohibited Lists as subject to prohibitions on financial transactions with United States persons.  Neither the Group Companies, nor, to the best knowledge of the Covenantors, their respective Subsidiaries,

Affiliates or Principals has any business relationship with any Restricted Country or with any Person on the Prohibited Lists.

12.                               Non-Contravention.  None of the Covenantors is in, nor shall the conduct of its business as currently or proposed to be conducted result in, violation, breach or default of (a) any term of the Constitutional Documents of any Group Company or the Founder Holding Company, or (b) in any material respect any term or provision of any Contract to which such Covenantor is a party or by which it may be bound, including without limitation the Restructuring Documents (the “Covenantor Contracts”) or (c) any provision of any judgment, decree, order or Applicable Law applicable to or binding upon any Covenantor.  None of the activities, Contract, or rights of any Covenantor is ultra vires or unauthorized or in violation of any Applicable Law.  The execution, delivery and performance of and compliance with the Transaction Agreements and the Restructuring Documents, and the consummation of the transactions contemplated hereby or thereby do not and will not result in any such violation, breach or default, or conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under any Constitutional Documents of any Group Company or the Founder Holding Company or any Covenantor Contract, or a violation of any Applicable Law, or an event which results in the creation of any Encumbrance (or any obligation to create any Encumbrance) upon any asset of any Covenantor. The structuring of the investment in the Group Companies by the Series G RMB Investors, as set forth in the Transaction Agreements, including the rights and privileges granted to the Series G RMB Investors thereunder, and the exercise of such rights and privileges by the Series G RMB Investors, complies in all respects with, and does not violate or conflict with, any Applicable Laws.

13.                               Disclosure.  Each of the Covenantors has provided the Investor with all the information that the Investor has requested for deciding whether to purchase the Subscribed Shares and all information that each of the Covenantors believes is reasonably necessary to enable the Investor to make such decision.  No representation or warranty by the Covenantors in the Transaction Agreements and no information or materials provided by the Covenantors to the Investor in connection with the negotiation, execution, delivery or performance of the Transaction Agreements contains or will contain any untrue statement of fact, or omits or will omit to state any fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading, including without limitation the Financial Statements and any information contained therein.

14.                               Registration Rights.  Except as provided in the Transaction Agreements, none of the Covenantors has granted or agreed to grant any Person any registration rights with respect to, nor is any Group Company obliged to list or register, any Group Company’s equity or registered capital on any securities exchange.

15.                               Activities Since Financial Statements.  Excepted as provided in Section 15 of the Disclosure Letter, since the date of the Financial Statements, (a) each Group Company has conducted their respective businesses in ordinary course, in substantially the same manner in which they had been previously conducted, and has not taken any actions that might require the consent of any Series A Preferred Shareholder, any Series B Preferred Shareholder, any Series C Preferred Shareholder, any Series D Preferred Shareholder, any Series E Preferred Shareholder, any Series F

Preferred Shareholder or the Investor or any director nominated or appointed by such shareholder under any Transaction Agreement, (b) there has not been any event or condition of any character which might have a Material Adverse Effect on any Covenantor, and (c) there has not been any dividend or other distributions declared or made by any Group Company to or for the benefit of its equity holders.

16.                               Tax Matters.

(a)                                 Each of the Group Companies has timely filed all Tax returns and reports as required by Applicable Law.  Such Tax returns and reports were properly prepared in compliance with Applicable Laws and were (and will be) true, accurate and correct.  None of such Tax returns contains a statement that is false or misleading or omits any matter that is required to be included or without which the statement would be false or misleading. There is no pending dispute with, or notice from, any Tax Authority relating to any such Tax returns filed by any Group Company.

(b)                                 No Group Company has been the subject of any examination or investigation by any Tax Authority relating to the conduct of its business or the payment or withholding of Taxes that has not been resolved or is currently the subject of any examination or investigation by any Tax Authority relating to the conduct of its business or the payment or withholding of Taxes.  No Group Company is responsible for the Taxes of any other Person by reason of contract, successor liability or otherwise.

(c)                                  All Taxes actually assessed against each of the Group Companies (whether or not shown on any Tax return or report) have been paid on or prior to the due date for such Taxes.  None of Group Companies is currently the beneficiary of an extension of time within which to file any Tax return or report with any applicable Tax Authority.

(d)                                 There has been no unresolved deficiency for Taxes or social or housing security payments assessed against any of the Group Companies by any Tax Authority and no circumstances exist, to the knowledge of the Covenantors that might reasonably be expected to cause any Group Company to be assessed for a Tax deficiency.

(e)                                  Each of the Group Companies keeps all of its financial books and accounting records in accordance with PRC GAAP and the Applicable Laws, and none of the Group Company keeps or has kept any financial books or accounting records for any deceitful purpose that is prohibited by the Applicable Laws.

(f)                                   To the best knowledge of the Covenantors and except as disclosed in Section 16 of the Disclosure Letter, the Group Companies do not have any pending Tax liability in any jurisdiction other than the PRC, including not creating any Tax residency or taxable or permanent establishment in any jurisdiction other than the PRC.

(g)                                  Except as disclosed in Section 16 of the Disclosure Letter, all related party transactions of the Group Companies (except for transaction between Group

Companies incorporated in the PRC) are conducted on an arm’s length basis in accordance with Applicable Laws.

(h)                                 To the best knowledge of the Covenantors and except as disclosed in Section 16 of the Disclosure Letter, no Group Company has entered into or been engaged in or been a party to any transaction which is artificial or fictitious or any transaction or series of transactions or scheme or arrangement of which the main or dominant purpose or one of the main or dominant purposes was the avoidance or deferral of or reduction in the liability to Tax of the Group Companies.

(i)                                     No Group Company is, nor expects to become, a passive foreign investment company or controlled foreign corporation as defined in the United States Internal Revenue Code of 1986, as amended.

(j)                                    No shareholder of any member of a Group Company, solely by virtue of its status as shareholder of such Group Company, has personal liability under local law for the debts and claims of such Group Company.  There has been no communication from any Tax Authority relating to or affecting the Tax classification of any member of the Group Company.

17.                               Interested Party Transactions.

(a)                                 Except as disclosed in Section 17 of the Disclosure Letter, none of the Covenantors, officer, employee or director of a Group Company or of the Founder Holding Company or any Affiliate or Associate of any such Person has any Contract, understanding, proposed transaction with, or is indebted to, any Group Company, nor is any Group Company indebted (or committed to make loans or extend or guarantee credit) to any of such Persons (other than for accrued salaries, reimbursable expenses or other standard employee benefits) (other than those transactions contemplated in the Transaction Agreements).  None of the Founder and his Affiliates has, may have or may claim to have any claims, obligations or liabilities against any Group Company.

(b)                                 Neither any officer, employee or director of a Covenantor, nor any Affiliate or Associate of any such Person has any direct or indirect ownership interest in any firm or corporation with which a Covenantor is affiliated or with which a Covenantor has a business relationship, or any firm or corporation that competes with a Group Company.  Neither the Founder nor any of his Affiliate or Associate has any direct or indirect ownership interest in any firm or corporation with which a Group Company is affiliated or with which a Group Company has a business relationship, or any firm or corporation that competes with a Group Company (other than other Group Companies).

(c)                                  None of the Covenantors nor officer, employee or director of a Covenantor or any Affiliate or Associate of any such Person has had, either directly or indirectly, a material interest in: (i) any Person which purchases from or sells, licenses or furnishes to a Group Company any goods, property, intellectual or other property rights or services; or (ii) any Contract to which another

Covenantor is a party or by which it may be bound or affected (other than those Contracts contemplated in the Transaction Agreements).

(d)                                 All transactions entered or to be entered into by any Group Company shall be for the benefit of the Group Companies.

18.                               Employee Matters.  No Group Company is delinquent in payments to any of its employees, consultants, officers or independent contractors for any wages, salaries, commissions, bonuses, or other compensation for any service performed for it or amounts required to be reimbursed to such employees, consultants, officers or independent contractors.  Each Group Company has complied with all applicable employment and labor laws.  Except as set forth in Section 18 of the Disclosure Letter or as required by Applicable Laws, none of the Group Companies has policy, practice, plan, or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.  To the best knowledge of the Covenantors, none of the Group Company’s Key Employees intends to terminate his or her employment with such Group Company, nor does any Group Company have a present intention to terminate the employment of any Key Employee.  None of the Group Companies is a party to or bound by any currently effective incentive plan (other than the ESOP), profit sharing plan, retirement agreement or other employee compensation agreement.  The name of each ESOP option holder (if any) and the number of Ordinary Shares that such ESOP option holder has purchased or is entitled to purchase are disclosed in Section 18 of the Disclosure Letter.  Each such ESOP option holder (if any) has duly entered into an employee stock option agreement with the Company which has been provided to the Investor for review prior to the date of the Closing.  Each of the Key Employees of the Group Companies has duly executed a non-compete, non-solicitation, confidential information and invention assignment agreement with such Group Company in the form or forms delivered to the counsel for the Investor (the “Confidentiality Agreement”).  The Covenantors have no knowledge that any of the Key Employees are in violation thereof.  Unless disclosed in Section 18 of the Disclosure Letter, neither the Founder nor the Key Employees of any Group Company are involved in any daily business, operation, management and administration of any entity other than the Group Companies.  Each of the Key Employees of the Group Companies and the Founder has devoted his/her full business efforts and time to the Group Companies, and the performance of his/her duties to the Group Companies will not constitute a breach of, or otherwise contravene, the terms of any employment or other agreement or policy to which he/she is a party or is otherwise bound.  Nothing contained in the Confidentiality Agreement or other related agreements will modify the provisions hereof and in the case of any conflict, this provision shall prevail. No Group Company is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, Contract with any labor union, and no labor union has requested or, to the best knowledge of the Covenantors, has sought to represent any of the employees, representatives or agents of any Group Company.  There is no strike or other labor dispute involving any Group Company pending, or to the best knowledge of the Covenantors, threatened, nor is any Covenantor aware of any labor organization activity involving any employee of any Group Company.

19.                               No Other Business.  The Company was formed solely to acquire and hold an equity interest in Uxin HK, UcarEase BVI, Perfect Harmony, UcarBuy BVI and Uxin Used

Car Cayman.  Since its formation, the Company has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. UcarEase BVI was formed solely to acquire and hold an equity interest in GloryFin HK. Since its formation, UcarEase BVI has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. Uxin Used Car Cayman was formed solely to acquire and hold an equity interest in UcarShow HK.  Since its formation, Uxin Used Car Cayman has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. Perfect Harmony was formed solely to acquire and hold an equity interest in Failubo. Since its formation, Perfect Harmony has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. UcarBuy BVI was formed solely to acquire and hold an equity interest in UcarBuy HK. Since its formation, UcarBuy BVI has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability.Uxin HK was formed solely to acquire and hold an equity interest in the JV. Uxin HK has transferred all of its equity interest in the JV and no longer holds any equity interest in the JV.  Since its formation, Uxin HK has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability.  GloryFin HK was formed solely to acquire and hold an equity interest in Kaifeng Financing Lease.  Since its formation, GloryFin HK has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. UcarShow HK was formed solely to acquire and hold an equity interest in Yougu Shanghai, Youfang Beijing and Youxin Shuxiang.  Since its formation, UcarShow HK has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. UcarBuy HK was formed solely to acquire and hold an equity interest in Youxin Shanghai.  Since its formation, UcarBuy HK has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. Fairlubo was formed solely to acquire and hold an equity interest in Fairlubo HK.  Since its formation, Fairlubo has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability.  Fairlubo HK was formed solely to acquire and hold an equity interest in Lubao WFOE.  Since its formation, Fairlubo HK has not engaged in any other business and, subject to Section 6 of Part I of EXHIBIT D, has not incurred any liability. Since the JV’s establishment, it has engaged solely in the JV Principal Business and in acquiring and holding equity interest in Youxin Pengda, Youhan Shanghai, Youxin Auction and Youxin Automobile, and has not engaged in any other activities. Since their respective establishment, Youxin Pengda, Youhan Shanghai, Youxin Auction and Youxin Automobile have engaged solely in the JV Principal Business and have not engaged in any other activities. Since its establishment, Kaifeng Financing Lease has engaged solely in the Kaifeng Principal Business and has not engaged in any other activities. Since their respective establishment, each of the PRC Domestic Company and the PRC Subsidiaries has engaged solely in the JV Principal Business and has not engaged in any other activities. Since their resptecitve establishment,  Yougu Shanghai, Youfang Beijing, Youxin Shuxiang, Youxuan Beijing, Youzhen Beijing, Youxin Yishouche and Banmaxiu Beijing have engaged solely in the Yougu/Youfang Principal Business and have not engaged in any other activities.  Since its establishment, Youxin Shanghai has engaged solely in the Youxin Principal Business and has not engaged in any other activities.  Since its establishment, each of Lubao WFOE, Fengshun Lubao, Shanghai Lubao and Tianjin Lubao has

engaged solely in the Fengshun Lubao Principal Business and has not engaged in any other activities.

20.                               Financial Advisor Fees.  Except as set forth in Section 20 of the Disclosure Letter, there exists no Contract between any Covenantor or any of their respective Affiliates on one hand, and any investment bank or other financial advisor on the other hand under which any Covenantor or any of their respective Affiliates may owe any brokerage, placement or other fees relating to the transactions contemplated by this Agreement or by other Transaction Agreements.

21.                               Other Representations and Warranties Relating to the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries.

(a)                                 The Constitutional Documents and certificates and related contracts and agreements of each of the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries are valid and binding and have been duly approved or issued (as applicable) by and filed with the competent PRC Governmental Authorities.

(b)                                 Except as set forth in Section 21(b) of the Disclosure Letter, all material consents, approvals, authorizations or licenses for the due and proper establishment of, and operation of business by, each of the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries have been duly obtained from the relevant PRC Governmental Authorities and are in full force and effect.

(c)                                  All material filings and registrations with the PRC Governmental Authorities required in respect of each of the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries and its respective operations, including but not limited to the registrations with the MOFCOM, the AIC, the State Administration for Foreign Exchange of the PRC (the “SAFE”), Tax bureau of the PRC and customs authorities of the PRC have been duly completed in accordance with the relevant PRC Applicable Laws.

(d)                                 Except as set forth in Section 21(d) of the Disclosure Letter, the Founder has fully complied with all legal requirements with respect to his direct or indirect holding of equity interest in the Founder Holding Company and the Ordinary Shares or other securities in the Company (if any), and their indirect holding of the equity interests in UcarEase BVI, Uxin Used Car Cayman, Perfect Harmony, Uxin HK, GloryFin HK, UcarShow HK, Fairlubo, Fairlubo HK, UcarBuy BVI, UcarBuy HK, Lubao WFOE, Kaifeng Financing Lease, the JV, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, and Banmaxiu Beijing and with respect to the Restructuring Documents on a continuing basis, including but not limited to registering such shareholding with the SAFE, in a timely manner, as required under the Notice on Relevant Issues concerning Foreign Exchange Administration of Overseas Investment and Financing as well as Inbound Investment through Offshore Special Purpose Companies by Domestic Residents (《国家外汇管理局关于境内居民通过特殊目的公司境外投融资及返程投资外汇管理有关问题的通知》issued by the SAFE on July 4, 2014, (“Circular No. 37”) (and its predecessor rule, the Notice on Relevant Issues concerning Foreign Exchange Administration of Oversea Financing and Roundtrip Investment through Offshore Special Purpose Companies by Domestic Residents (《国家外汇管理局关于境内居民通过境外特殊目的公司融资及返程投资外汇管理有关问题的通知》, “Circular No. 75”) as well as implementation rules promulgated by the SAFE thereunder collectively, the “SAFE Regulations”), and any other applicable requirements imposed by the PRC Governmental Authorities, and obtaining all necessary consents, approvals, permits and registrations in connection therewith.

(e)                                  None of the JV, the PRC Domestic Company, the PRC Subsidiaries, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche and Banmaxiu Beijing is in receipt of any letter or notice from any relevant Governmental Authority notifying revocation of any permits or licenses issued to it for non-compliance or the need for compliance or remedial actions in respect of the activities carried out directly or indirectly by it.

(f)                                   Each of the JV, the PRC Domestic Company, the PRC Subsidiaries, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche and Banmaxiu Beijing has been conducting and will conduct its business activities within the permitted scope of business or is otherwise operating its business in compliance with all Applicable Laws in all material aspects and with all requisite or material licenses, permits and approvals granted by the competent PRC Governmental Authorities and/or any other Person.

(g)                                  In respect of approvals, licenses or permits requisite for the conduct of any part of the business of the JV, Lubao WFOE, Fengshun Lubao, Shanghai

Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries which are subject to periodic renewal or examination, none of the Covenantors has any reason to believe that such requisite renewals will not be timely granted, or examinations passed, by the relevant PRC Governmental Authorities and/or any other Person.

(h)                                 Each of the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries has passed its annual inspection by, or submitted annual reports to, the relevant Governmental Authorities for its operation in its last three years (where applicable), and the competent AIC has affixed an annual inspection chop on its business license, where applicable.

(i)                                     Except as set forth in Section 21(i) of the Disclosure Letter, with regard to employment and staff or labor management, each of the the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries has complied with all PRC Applicable Laws in all material aspects, including without limitation, laws and regulations pertaining to social insurance, medical insurance, retirement insurance, maternity insurance, work-related injury insurance, non-employment insurance and housing fund.

(j)                                    Each of the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries has registered each of its offices, which are providing the services to its clients and locating at the address other than its registered address, as the branch with the competent AIC.

(k)                                 Each branch of the JV has already obtained the following certificates for its valid existence:

(i)                          Organization Code Certificate (if not integrated into the Business License); and

(ii)                       State and Local Tax Certificate (if not integrated into the Business License).

(l)                                     Each branch of Kaifeng Financing Lease has already obtained the following certificates for its valid existence:

(i)                          Organization Code Certificate (if not integrated into the Business License); and

(ii)                       State and Local Tax Certificate (if not integrated into the Business License).

22.                               Environmental Matters

(a)                                 Each Group Company is not required to obtain any permits, licenses or other approval (collectively, “Environmental Licenses”) required by or in relation to and has complied with all applicable environmental laws of the relevant jurisdictions.

(b)                                 No Group Company has used, disposed of, generated, stored, processed, transported, dumped, released, deposited, buried or emitted any dangerous substance at, on, from, to or under any of its assets or at, on, from, to or under any other property which is in breach of any applicable environmental laws of any jurisdictions.

23.                               Minute Books.  The internal records of each Group Company contain a complete summary of all material meetings and actions taken by directors and equity interest holders of such Group Company since its time of formation, and reflect all transactions referred to in such minutes accurately in all material respects.

24.                               Insurance.  Each Group Company’s insurance policies currently in effect have been disclosure in Section 24 of the Disclosure Letter.  Each of the Group Companies maintains insurance which meets the relevant legal requirement in accordance with the Applicable Laws.  None of the Group Companies has done or omitted to do or suffered anything to be done or not to be done other than any acts in the ordinary course of business which has or might render any policies of insurance taken out by it or by any other Person in relation to any of such Group Company’s assets void or voidable or which might result in an increase in the rate of premiums on the said policies and there are no claims outstanding and, to the Covenantors’ best knowledge, no circumstances which might give rise to any claim under any of such policies of insurance.  None of the Covenantors has received notice that any insurer under any such policy is denying liability with respect to a claim or defending under a reservation of rights clause.  All such policies are legal, valid, binding and enforceable, and are in full force and effect and have not been cancelled.  All premiums on such policies have been paid in full when due and the policies are not subject to cancellation.  None of the Group Companies is in breach or default of any policy.  There are no claims that have not been reimbursed to any Group Company.

25.                               No Immunity.  Each of the Covenantors is generally subject to civil and commercial law with respect to its obligations under each of the Transaction Agreements and the Restructuring Documents to which it is a party; the execution, delivery and performance of the Transaction Agreements and the Restructuring Documents by it constitutes private and commercial acts and neither it nor any of its assets enjoy any right of immunity from set-off, suit or execution in respect of its obligations under each of the Transaction Agreements and the Restructuring Documents to which it is a party.

26.                               Reliance on the Due Diligence Reports. Each of the Covenantors hereby acknowledges the issuance of  the Due Diligence Reports by KPMG and Han Kun Law Offices and represents and warrants that (i) all information provided by any of the Covenantors to KPMG and Han Kun Law Offices is true, accurate and complete and (ii) the facts and assumptions in the Due Diligence Reports are true and accurate as of their respective issuance date.

Part II

REPRESENTATIONS AND WARRANTIES OF FOUNDER

1.                                      The Founder is not declared nor deemed bankrupt or insolvent in any applicable bankruptcy or insolvency proceedings.

2.                                      The Founder is not, for any reason, in violation of any fiduciary or confidential relationship with any Group Companies.

3.                                      The Founder has not been (i) subject to voluntary or involuntary petition under any applicable bankruptcy laws or any applicable insolvency law or the appointment of a manager, receiver, or similar officer by a court for his business or property; (ii) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offences); (iii) subject to any order, judgment, or decree of any court of competent jurisdiction permanently or temporarily enjoining him from engaging, or otherwise imposing limits or conditions on his engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (iv) found by a court of competent jurisdiction in a civil action or by any Governmental Authority to have violated any securities, commodities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

4.                                      The Founder is of full age and of sound mind and has full capacity to enter into and perform his obligations under this Agreement and other Transaction Agreements to which he is a party.

5.                                      The Founder is not subject to any Contracts or any other obligations which prohibit or restrict the Founder’s investment or involvement in any Group Company or the Founder Holding Company.

6.                                      Prior to the signing of this Agreement, the Founder has been advised by the Investor:

(a)                                 that he has the choice not to proceed with the transaction in connection with this Agreement and other Transaction Agreements to which he is a party;

(b)                                 to seek independent legal advice in relation to his obligations and liabilities under this Agreement and other Transaction Agreements to which he is a party;

(c)                                  to obtain the financial information of the other Covenantors and engage his own financial advisers to advise him on such financial information before signing this Agreement and other Transaction Agreements to which he is a party; and

(d)                                 that he has been provided with a copy of each of the Transaction Agreements.

7.                                      The Founder has obtained independent legal advice and fully understands the nature and extent of his obligations and liabilities under this Agreement and other

Transaction Agreements to which he is a party and has acted independently and free from any undue influence of any Person.

EXHIBIT E

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

1.                                      Due Organization.  The Investor is duly organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under, and by virtue of, the laws of the place of its incorporation or establishment.

2.                                      Authorization. The Investor has all requisite power, authority and capacity to enter into the Transaction Agreements to which it is a party, and to perform its obligations hereunder and thereunder.  Each Transaction Agreement to which it is a party has been duly authorized, executed and delivered by the Investor.  Each Transaction Agreement to which it is a party, when executed and delivered by the Investor, will constitute valid and legally binding obligations of the Investor, enforceable against it in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) the effect of rules of law governing the availability of equitable remedies.

EXHIBIT F

PART I

COVENANTS OF COVENANTORS

1.                                      Conversion.  The Company covenants to at all times reserve sufficient Ordinary Shares or, if the reservation is insufficient, the Covenantors shall take all actions necessary to authorize such additional Ordinary Shares, for issuance upon conversion of all Series G Preferred Shares under the Transaction Agreements.

2.                                      Use of the Series G Subscription Price. Unless otherwise approved in writing by the Investor, (a) the Series G Subscription Price in the Company shall be exclusively used to fund the development and operation of the Group Companies’ business and other general business activities in the Kaifeng Principal Business, Yougu/Youfang Principal Business, or Youxin Principal Business in accordance with the budget and business plan as approved in accordance with the terms and provisions of the Transaction Agreements; and (b) the Subscription Price in the JV shall be exclusively used to fund the development and operation of the Group Companies’ business and other general business activities in the JV Principal Business in accordance with the budget and business plan as approved in accordance with the terms and provisions of the Transaction Agreements.

3.                                      Business of the Company.  Unless otherwise approved by the Investor, the business of the Company shall be restricted to the holding, management and disposition of an equity interest in Uxin HK, UcarEase BVI, Perfect Harmony, Uxin Used Car Cayman and UcarBuy BVI.

4.                                      Business of UcarEase BVI. Unless otherwise approved by the Investor, the business of UcarEase BVI shall be restricted to the holding, management and disposition of the equity interest in GloryFin HK.

5.                                      Business of Uxin Used Car Cayman. Unless otherwise approved by the Investor, the business of the Uxin Used Car Cayman shall be restricted to the holding, management and disposition of the equity interest in UcarShow HK.

6.                                      Business of Perfect Harmony. Unless otherwise approved by the Investor, the business of Perfect Harmony shall be restricted to the holding, management and disposition of the equity interest in Fairlubo.

7.                                      Business of Uxin HK. The business of Uxin HK shall be subject to the prior approval of the Investor.

8.                                      Business of GloryFin HK. Unless otherwise approved by the Investor, the business of GloryFin HK shall be restricted to the holding, management and disposition of the equity interest in Kaifeng Financing Lease.

9.                                      Business of UcarShow HK. Unless otherwise approved by the Investor, the business of UcarShow HK shall be restricted to the holding, management and disposition of the equity interest in Yougu Shanghai, Youfang Beijing and Youxin Shuxiang.

10.                               Business of Fairlubo. Unless otherwise approved by the Investor, the business of Fairlubo shall be restricted to the holding, management and disposition of the equity interest in Fairlubo HK.

11.                               Business of Fairlubo HK. Unless otherwise approved by the Investor, the business of Fairlubo HK shall be restricted to the holding, management and disposition of the equity interest in Lubao WFOE.

12.                               Business of UcarBuy BVI. Unless otherwise approved by the Investor, the business of the UcarBuy BVI shall be restricted to the holding, management and disposition of the equity interest in UcarBuy HK.

13.                               Business of UcarBuy HK. Unless otherwise approved by the Investor, the business of the UcarBuy HK shall be restricted to the holding, management and disposition of the equity interest in Youxin Shanghai.

14.                               Business of Lubao WFOE, Fengshun Lubao, Shanghai Lubao and Tianjin Lubao. Unless otherwise approved by the Investor, the business of Lubao WFOE, Fengshun Lubao, Shanghai Lubao and Tianjin Lubao shall be restricted to the Fengshun Lubao Principal Business, and the holding, management and disposition of the equity interest in its Subsidiaries.

15.                               Business of Yougu Shanghai, Youfang Beijing, Youxin Shuxiang, Youxuan Beijing, Youzhen Beijing, Youxin Yishouche and Banmaxiu Beijing. Unless otherwise approved by the Investor, the business of Yougu Shanghai, Youfang Beijing, Youxin Shuxiang, Youxuan Beijing, Youzhen Beijing, Youxin Yishouche and Banmaxiu Beijing shall be restricted to the Yougu/Youfang Principal Business, and the holding, management and disposition of the equity interest in its Subsidiaries.

16.                               Business of Kaifeng Financing Lease. Unless otherwise approved by the Investor, the business of Kaifeng Financing Lease shall be restricted to the Kaifeng  Principal Business, and the holding, management and disposition of the equity interest in its Subsidiaries.

17.                               Business of Youxin Shanghai. Unless otherwise approved by the Investor, the business of Youxin Shanghai shall be restricted to the Youxin Principal Business, and the holding, management and disposition of the equity interest in its Subsidiaries.

18.                               Business of the JV, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, the PRC Domestic Company and the PRC Subsidiaries.  Unless otherwise approved by the Investor, the business of the JV, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, the PRC Domestic Company and the PRC Subsidiaries shall be restricted to the JV Principal Business, and the holding, management and disposition of the equity interest in their Subsidiaries.

19.                               Governance of Group Company.  Except as otherwise provided in the Transaction Agreements, the Covenantors shall not grant any additional Board seats or have any outstanding observation rights.  The board of directors of each Group Company shall be re-constituted so that it shall have the same number of directors as the Company.  All directors of any Group Company (other than the Company) shall be appointed and removed only by the Company pursuant to action of the Board.  The Covenantors shall procure that all corporate actions of any Group Company shall not be in violation of the Shareholders Agreement, the Restated Articles, other Transaction Agreements and the Restructuring Documents.

20.                               Board Meeting.  At least one (1) Board meeting shall be held every quarter.

21.                               Confidentiality Agreement.  The Covenantors shall cause all of the respective current and future key employees, directors (other than any director nominated or appointed by any Series A Preferred Shareholder, Series B Preferred Shareholder, Series C Preferred Shareholder, Series D Preferred Shareholder, Series E Preferred Shareholder, Series F Preferred Shareholder, or Series G Preferred Shareholder), officers and consultants of any Group Company and the Founder to enter into each applicable Group Company’s standard form Confidentiality Agreement in form and substance satisfactory to the Investor.

22.                               Additional Covenants.  Except as required by this Agreement, no resolution of the directors, owners, or shareholders of any of the Group Companies shall be passed, nor shall any Contract be entered into, in each case, prior to the Closing without the prior written consent of the Investor, except that each of the Group Companies may carry on its respective business in the same manner as heretofore and may pass resolutions and enter into Contracts for so long as they are effected in the ordinary course of business.

23.                               Conduct of Business.  Between the date hereof and the date of the Closing, each Group Company shall conduct its respective business in the ordinary course, unless otherwise contemplated by the Transaction Agreements.

24.                               Notice of Changes.  Between the date hereof and the date of the Closing, if any of the Covenantors becomes aware of any fact or event that might cause the representations and warranties of the Covenantors set forth in Part I of EXHIBIT D or representations and warranties of the Founder set forth in Part II of EXHIBIT D to (a) fail to be true and correct, or (b) be misleading, such Covenantor shall give immediate written notice thereof to the Investor in which event the Investor may at any time after receiving such notice terminate the rights and obligations between the Covenantors, on one hand, and the Investor, on the other hand, under this Agreement by written notice without any penalty whatsoever and without prejudice to any rights that the Investor may have under this Agreement, any Transaction Agreement or Applicable Law.

25.                               Further Assurance.  Each of the Covenantors shall jointly and severally (a) cooperate with the Investor to provide all due diligence requested by the Investor; (b) take all necessary or appropriate corporate and other actions to consummate the transactions contemplated by this Agreement and by other Transaction Agreements, including the satisfaction of the closing conditions set forth in any Transaction Agreement; and (c) do and perform, or cause to be done and performed, all such further acts, and execute and deliver all such other agreements, certificates, instruments and documents required to give effect to the terms and intent of this Agreement and other Transaction Agreements.

26.                               Compliance.

(a)                                 Each of the Covenantors shall at all times ensure that all activities of the Group Companies and the transactions contemplated under any Transaction Agreement (including without limitation the issuance of Subscribed Shares) shall be in compliance with all Applicable Laws (including without limitation the

Applicable Laws relating to financing, Tax, labor (including non-domestic employees), information services, intellectual property, social or housing security payment, borrowing, foreign exchange control, anti-money laundering, corporate formation and governance and conduct of business in general, possession of necessary and effective licenses and permits and ownership of assets and properties), except for any non-compliance that would not have any Material Adverse Effect on any Covenantor.  Each of the Covenantors shall also at all times comply with any applicable laws in relation to anti-corruption.

(b)                                 Each of the Covenantors shall at all times ensure that all Group Companies shall maintain valid, and in full force and effect, any and all licenses and permits, except for those the lack of which would not have any Material Adverse Effect on any Covenantor.  Without limiting the generality of the foregoing, each of Youxinpai Auction, Youxin Auction, Lubao WFOE, Fengshun Lubao and Youxinpai Sichuan Auction shall (and the Covenantors shall procure each of Youxinpai Auction, Youxin Auction, Lubao WFOE, Fengshun Lubao and Youxinpai Sichuan Auction to) at all times maintain valid, and in full force and effect, any and all licenses and permits that are necessary for the operation and auction business of it in accordance with the PRC Applicable Laws (including without limitation Approval Certificate on Auction Operation (拍卖经营批准证书)). The Covenantors shall obtain the Approval Certificate on Auction Operation (拍卖经营批准证书) for the Group Company if requested by the Investor.

(c)                                  Each of the Covenantors undertakes that he or it shall not, and each of them shall not cause or permit any other Covenantor, or any of its director, officer, shareholder, agent, employee, representative or any other Person associated with or acting for or on behalf of the foregoing to, offer, pay, promise to pay, or authorize the payment of any money, or offer, give, promise to give, or authorize the giving of any gift, to any Government Official, political party or official thereof or any candidate for political office (or to any Person that any of the Covenantors might reasonably expect to deliver such money or gift to a Government Official, political party or official thereof or any candidate for political office) for the purposes as specified in Section 11(c)(I)(i) or Section 11(c)(I)(ii) of Part I of EXHIBIT D.  The Covenantors shall immediately notify the Investor of any action that may constitute a violation of this Section 26 of Part I of EXHIBIT F.  The Covenantors further undertake that it shall and shall cause each of its Subsidiaries and Affiliates to  maintain systems of internal controls, to the Investor’s satisfaction, (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with any applicable anti-bribery or anti-corruption law.

(d)                                 Each of the Group Companies shall keep all of its financial books and accounting records in accordance with PRC GAAP and the Applicable Laws, and none of the Group Company shall keep any financial books or accounting records for any deceitful purpose that is prohibited by the Applicable Laws.

(e)                                  So long as the Investor directly or indirectly owns or holds any interest in any Group Company, neither the Group Companies, nor their respective Subsidiaries, Affiliates or Principals, will become identified as Persons on the Prohibited Lists or have any business relationship with any Restricted Country or with any Person on the Prohibited Lists.  Without prejudice to any rights that the Investor may have under this Agreement, any Transaction Agreement or Applicable Law, in the event this condition is breached, the Covenantors will, and will procure other Covenantors to, immediately take whatever action the Investor deems necessary to redress the breach.

(f)                                   The Investor shall have the right, upon request given with reasonable notice, to obtain from any Covenantor information regarding the Group Companies’ sales, marketing, Affiliates, Subsidiaries, principals and investors to the extent as provided under Section 2.1 of the Shareholders Agreement.

(g)                                  Each Group Company operating auction business shall, and the other Covenantors shall cause each Group Company auction business to, employ auctioneers and auction practitioners in accordance with the requirements of Applicable Laws, and maintain its Approval Certificate for Auction Operation (拍卖经营批准证书) in full force and effect.

27.                               Interested Party Transactions.  All transactions entered or to be entered into by any Group Company shall be for the benefit of the Group Companies.  None of Contracts, transactions, activities, interests, acts and things as described in Section 17 of Part I of EXHIBIT D shall be entered into, performed, incurred or committed, unless it is approved pursuant to the Shareholders Agreement and the Restated Articles. Without prejudice to the foregoing, if any Covenantor contemplates to enter into any transaction, activities, Contracts, interest, acts and things as described in Section 17 of Part I of EXHIBIT D, the interested Covenantors and/or the interested director nominated by the Covenantors shall make full disclosure to the meeting of shareholders and/or the Board (as the case may be) with respect to the interested nature of such transaction.

28.                               Non-Compete Covenants.  The Founder shall not, and shall procure none of his Affiliate or Associate will, directly or indirectly, either by himself or herself or itself or in conjunction with or through any other Person:

(a)                                 during the Relevant Period and for a period of two (2) years after the Relevant Period (collectively “Restriction Period”), participate, assist, advise, consult, be concerned with, engaged or interested in, any business or Person in any manner, which is in competition with the business carried on by any Group Company at any time during the Restriction Period;

(b)                                 during the Restriction Period, solicit in any manner any Person who is or has been during the Restriction Period a customer or client of any Group Company for the purpose of offering to such Person any goods or services similar to or competing with any of the businesses conducted by any Group Company at any time during the Restriction Period;

(c)                                  during the Restriction Period, solicit or entice away, or endeavour to solicit or entice away, any Person who is employed or contracted by or works for any Group Company at any time within six (6) months preceding the date of such solicitation; or

(d)                                 at any time disclose to any Person, or use for any purpose (except for the ordinary business of the Group Companies), any information concerning the business, accounts, finance, transactions or Proprietary Assets rights of any Group Company or any trade secrets or confidential information of or relating to any of the Group Companies.

Each undertaking in paragraphs (a), (b), (c), and (d) of this Section 28 of Part I of EXHIBIT F shall be treated as independent of the other undertakings so that, if any of them is held to be invalid or unenforceable for any reason, the remaining undertakings shall be valid to the extent that they are not affected.

The Founder hereby expressly acknowledges and declares that he has duly considered the undertakings set out in this Section 28 of Part I of EXHIBIT F and considers that they are reasonable in the circumstances and warrants and undertakes to the Investor that he shall not challenge or query the validity and enforceability of these undertakings.

For the purposes of this Section 28 of Part I of EXHIBIT F, “Relevant Period” means, in relation to the Founder, the Founder Holding Company or any Affiliate or Associate of the foregoing, the period during which such Founder, the Founder Holding Company or such Affiliate or Associate is a shareholder, director, employee and/or has any direct or indirect interest (legal or beneficial) in the capital of any of the Group Companies.

29.                               Equity Transfer.  Unless with the written approval of the Preferred Majority Holders (as defined in the Shareholders Agreement) and notwithstanding other provisions of the Transaction Agreements, before a Qualified IPO (as defined in the Restated Articles), none of the Founder, the Founder Holding Company, nor other holders of Ordinary Shares shall directly or indirectly transfer or dispose of any of his or her or its equity interest in any Group Company or in the Founder Holding Company, nor shall they grant an Encumbrance over such equity interest or enter into any Contract in respect of the votes attached to such equity interest, to any other Person.

30.                               Fulfillment of Closing Conditions. Each of the Covenantors shall use its best endeavors to fulfill each of the closing conditions set forth in this Agreement and other Transaction Agreements, including without limitation Section 6.1 hereof.

31.                               Registration Rights.  Upon request of the Investor, each Covenantor shall procure any Group Company that plans to have public offering to grant the Investor rights to register with the United States Securities and Exchange Commission up to all securities of such company held by the Investor (including without limitation three (3) demand registration rights and unlimited “piggyback” and unlimited Form S-3 or Form F-3 (or any successor registration form under the Securities Act) registration rights) (to the satisfaction of the Investor) or equivalent or analogous rights with respect to any other offering of any Group Company’s securities in any other jurisdiction in which such Group Company undertakes to publicly offer or list such securities for trading on a recognized securities exchange, as specifically provided in the Shareholders Agreement.

32.                               Transfer of Proprietary Assets.  Subject to the requirements under Applicable Laws for the operation of PRC Domestic Company and the PRC Subsidiaries, unless otherwise approved by the Investor, the Covenantors shall (a) as soon as practicable after the date of the Closing, transfer such technologies, technical platforms and Proprietary Assets of the PRC Domestic Company and the PRC Subsidiaries, including without limitation the Proprietary Assets listed in Section 8 of the Disclosure Letter, and/or (b) immediately after such Proprietary Assets of the PRC Domestic Company or any PRC Subsidiary being registered, filed with or recorded by any Governmental Authority, transfer such registered Proprietary Assets, to the JV as determined by the Investor as necessary for the operation of the JV at no consideration, free from any Encumbrance and in accordance with Applicable Laws, to the satisfaction of the Investor.  Unless otherwise approved by the Investor, to the maximum extent permitted by the Applicable Laws, any future Proprietary Assets as necessary for the operation of any Group Company’s JV Principal Business shall be owned and held in the JV’s name and any future business Contract relating to the JV Principal Business shall be entered into by the JV.  The JV shall be primarily responsible for the research and development of technology related to the Group Companies’ JV Principal Business.

33.                               Restructuring Documents.  Each Covenantor shall procure (and to the satisfaction of the Investor) that each Restructuring Document is valid and binding, in full force and effect and enforceable in accordance with its terms.  Each of the Covenantors undertakes that to the extent that any of the Restructuring Documents is or becomes unenforceable or invalid, the Covenantors shall make an alternative arrangements so as to maintain the economic interests of the shareholders of the Company and of the JV, and consolidate the financial results of certain Group Companies (including without limitation, Kaifeng Financing Lease, Lubao WFOE, Fengshun Lubao, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche and Banmaxiu Beijing) into the Company’s financial statements, and certain other Group Companies (including without limitation Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, the PRC Domestic Company and the PRC Subsidiaries) into the JV’s financial statements.

34.                               Pledge Registration.  As soon as practicable but no later than one (1) month from the date of the Closing, the Founder shall submit the application of registration as to the equity pledges in the PRC Domestic Company contemplated under the relevant Restructuring Documents in accordance with all Applicable Laws (including without limitation completing the registrations of such share pledges with the relevant Governmental Authorities) and provide submission records to the Investor. As soon as practicable but no later than one (1) months from the date of the Closing, the Covenantors shall, and shall also procure Youxin Yishouche to submit the application of pledge registration as to all of its equity pledges contemplated under the relevant Restructuring Documents in accordance with all Applicable Laws (including without limitation completing the registrations of such share pledges with the relevant Governmental Authorities) and provide submission records to the Investor. As soon as practicable but no later than three (3) months from the Closing date, the Covenantors shall, and shall also procure Fengshang and XING Zhanming to submit the application of pledge registration as to all of their respective percentage of the equity pledges contemplated under the relevant Restructuring Documents in accordance with all Applicable Laws (including without limitation completing the registrations of such share pledges with the relevant Governmental Authorities) and provide submission records to the Investor.

35.                               Equal Treatment.  The Covenantors hereby undertake, to the extent the Company or the JV issues any Series G Preferred Shares or any other equity interest (including without limitation any securities that are exercisable, convertible or exchangeable for any share capital) in the six (6) months prior to the Closing or in the six (6) months following the Closing (the “Issuance Window”), to extend “most favored nations” status to the Investor (i.e., to the extent any other Person receives any right, option, preference or privilege under its share subscription agreement that is superior or more favorable or in addition to those granted to the Investor in connection with the Series G Financing, the Covenantors shall also immediately grant the Investor such right, option, preference or privilege); it is being understood that such rights shall also pertain to those attached to any securities into which any securities issued in the Issuance Window are hereafter exercisable for, convertible into or exchanged for whether or not such future securities are issued in the Issuance Window. The Covenantors agree that to the extent that any holder of Ordinary Shares, Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares or other securities of any Group Company in any financing transaction (including without limitation equity or debt financing transaction) consummated on or before the date of the Closing enjoys any right, option, preference or privilege (except for the per share price, those rights granted under the ESOP, and those rights acknowledged and agreed by the Investor under the Shareholders Agreement and Restated Articles) that is superior or more favorable or in addition to those granted to the Investor under this Agreement, the Covenantors shall also immediately grant the Investor such right, option, preference or privilege.

36.                               Equity Compensation.  The Covenantors shall not directly or indirectly issue any Ordinary Share, share option or any other form of equity of any Group Company to officers, directors, employees or consultants, except in accordance with the ESOP or other employee equity compensation plans as approved in accordance with the terms and provisions of the Transaction Agreements.  The Covenantors agree that the number of Ordinary Shares issued and issuable under the ESOP (i.e., 6,500,000 Ordinary Shares immediately following the Closing) shall only be changed in accordance with the terms and provisions of the Transaction Agreements.  The Covenantors shall use their best endeavours to obtain (or cause other relevant Group Companies to obtain) all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary to adopt the ESOP in compliance with the PRC Applicable Laws, and will cooperate fully with the Investor in promptly seeking to obtain all such authorizations, consents, orders and approvals.

37.                               Filing of Restated Articles.  The Company shall and the other Covenantors shall cause the Company to file the Restated Articles with the Registrar of Companies of the Cayman Islands within five (5) Business Days after the Closing.

38.                               Proceedings and Documents.  Originals or certified true copies of all documents and instruments specified under Section 3 of EXHIBIT G shall be delivered to the Investor within fifteen (15) days after the date of the Closing.

39.                               Settlement of Indebtedness Resulting from Foreign Exchange Conversion. Upon the Investor’s written request to the Company, each Group Company shall, and the other Covenantors shall cause each Group Company to, settle the indebtedness between such Group Company and any other Person resulting from the arrangements whereby such other Person borrows loans in US$ or other foreign currencies from those Group Companies incorporated outside of the PRC while providing RMB loans to those Group Companies incorporated within the PRC, as soon as practicable but no later than six (6)

months prior to the Qualified IPO (as defined in the Restated Articles) or within such longer time period as determined by the Board.

40.                               SAFE Registration. The Founder shall, and the Covenantors shall procure any Person deemed as “Domestic Resident” under the Circular No. 37 to, fully comply with all legal requirements (including any filing or registration requirements) with respect to his direct or indirect holding of equity interest of the Founder Holding Company and the Ordinary Shares or other securities in the Company (if any), and with respect to the transaction contemplated hereunder, and with respect to the Restructuring Documents on a continuing basis, including but not limited to registering such shareholding with the SAFE, in a timely manner, as required under the Circular No. 37 if it is applicable, and any other applicable requirements imposed by the PRC Governmental Authorities, and obtaining all necessary consents, approvals, permits and registrations in connection therewith.

41.                               The Covenantors shall procure that, to the extent permitted by Applicable Laws, once a foreign-invested enterprise is permitted to operate the profitable value added telecommunication business conducted by the JV, the PRC Domestic Company, Fengshun Lubao and Youxin Yishouche and their respective Subsidiaries under Applicable Laws in the PRC and is also able to obtain the relevant necessary license and permits with commercially reasonable efforts in the practice (nationally or locally, as the case may be), the Board of the Company shall discuss the possibility, timing and manner considering the region, business, financial and legal effect on the Group Companies and decide whether to (i) set up one or more direct or indirect wholly-owned subsidiary(ies) in the PRC or use the existing direct or indirect wholly-owned subsidiary(ies) in the PRC to apply for and hold the relevant licenses and permits and operate the appropriate portion of the relevant business, and (ii) transfer the relevant business, assets and personnel to such wholly-owned subsidiary(ies).

42.                               Filing as Second-hand Car Operator. As soon as practicable after the Closing,Youxin Shanghai, Fengshun Lubao and its Subsidiaries, Youxin Pengcheng, Yougu Shanghai, Youxin Auction, Youxin Pengda shall make commercially reasonable efforts to file with the MOFCOM as a second-hand car operator (二手车经营主体).

43.                               Setting Up Branches.  As soon as practicable after the Closing, each of the JV, Kaifeng Financing Lease, Yougu Shanghai, Youxin Pengda, the PRC Domestic Company and the PRC Subsidiaries shall register each of its offices, which are providing or will provide the services to its clients and locating at the address other than its registered address, as the branch with the competent AIC in compliance with Applicable Laws.

44.                               Operation of Auction Business. The Covenantors shall make commercially reasonable efforts to ensure that the operation of auction business of the Covenantors satisfies the requirements of Chia Securities Regulatory Commission, SEC or other Government Authority for IPO (as defined in the Restated Articles).

45.                               Filing of Lease Agreement. As soon as practicable after the Closing, each Group Company shall duly file with the relevant Governmental Authorities pursuant to the Applicable Laws any and all leases it enters into and provide with the Investor the evidence of such filing (to the satisfaction of the Investor).

46.                               Ownership of Leased Properties. The Covenantors shall make commercially reasonable efforts to ensure that the ownership of leased properties of the Covenantors satisfies the requirements of China Securities Regulatory Commission, SEC or other Government Authority for IPO (as defined in the Restated Articles).

47.                               Youfang Beijing as a Cost Center. The Covenantors shall make commercially reasonable efforts to adjust the business line in order to satisfy the requirements of China Securities Regulatory Commission, SEC or other Government Authority for IPO (as defined in the Restated Articles).

48.                               Long Version of Articles of Association in the JV. The Covenantors shall make commercially reasonable efforts to (1) arrange the negotiation with all the shareholders in the JV and grant the rights, privileges, preferences as set forth in the Shareholders Agreement and Restated Articles to the extent permissible by the Applicable Laws; (2) communicate with the Government Authority about the filing of the long version of the articles of association of the JV no later than one (1) month after the latter of (x) finalization of the long version of the articles of association of the JV or (y) the date of the Closing; and (3) reach an agreement with the shareholders in the JV on alternatives in case the long version of the articles of association of the JV is not accepted by the AIC.

49.                               Issuance of Capital Verification Report in the JV. As soon as practicable but no later than one (1) month after the Closing, the Covenantors shall deliver to the Investor a capital veification report of the JV evidencing that the Subscription Price in the JV has been paid up by the JV Subscriber.

50.                               Issuance of Capital Verification Report in Yougu Shanghai. As soon as practicable but no later than one (1) month after the Closing, the Covenantors shall deliver to the Investor a capital veification report of Yougu Shanghai evidencing that the Subscription Price in Yougu Shanghai has been paid up by the Investor.

51.                               Aggregate amount of the Series G Financing.  At any time after the date hereof and before the Closing, any Covenantor becomes aware of any fact or circumstance that is reasonably likely to result in the aggregate proceeds that will have been received by the Company and the JV immediately following the Closing being more than US$250,000,000 (including the Series G Subscription Price), such Covenantor shall promptly notify the Investor in writing (but in no event later than 48 hours).

52.                               Increase of Registered Capital of Yougu Shanghai.  Within forty-five (45) days after the Closing, each of the Convenantors shall procure that Yougu Shanghai (a) complete the registration with the competent local counterpart of the State Administration for Industry and Commerce of the PRC and obtain a new Business License; and (b) complete the filing with the competent local counterpart of the Ministry of Commerce of the PRC, in accordance with the relevant PRC Applicable Laws in respect of the increase of its registered capital according to the Series G Financing.

53.                               Fengshun Lubao shall obtain a Permit for Operation of Value-added Telecommunication Services (增值电信业务经营许可证) for its business from Beijing Communications Administration within eight (8) months after Closing.

Part II

COVENANTS OF THE INVESTOR

1.                                      No Investment in Direct Competitor.  Notwithstanding anything to the contrary contained herein or contained in other Transaction Documents, without the prior written consent of the Founder, the Investor shall not, and shall procure its Related Entities not to, on or after the date of this Agreement, make any direct equity investment in any Person (each, a “Direct Competitor”) that owns, operates or Controls the website located at www.cheyipai.com under the trade name of Che Yi Pai (车易拍), or the website located at www.carsing.com.cn under the trade name of Kai Xin (开新), or the website located at www.souche.com under the trade name of Da Sou Che (大搜车), or the website located at www.renrenche.com under the trade name of Ren Ren Che (人人车), or the website located at www.ttpai.cn under the trade name of Tian Tian Pai Che (天天拍车), or the website located at www.guazi.com under the trade name of Gua Zi Er Shou Che (瓜子二手车).  For the purpose of this Section 1 of Part II of EXHIBIT F, “Related Entities” shall mean any investment fund that Controls the Investor and any other investment fund (or a Subsidiary of any such investment fund) currently managed by the same manager of the Investor (or, if the Investor is a Subsidiary of an investment fund, the same manager of the investment fund of which the Investor is a Subsidiary), provided that none of the portfolio companies of any such private equity investment funds shall be deemed as a Related Entity.

The obligations in this Section 1 of Part II of Exhibit F shall terminate upon the earlier of (i) the consummation of the listing or trading of any equity securities of such Direct Competitor or its Affiliates on any securities exchange in case of such Direct Competitor, and (ii) when all the other holders of Preferred Shares are fully released from the similar restrictions in relation to non-investment in these Direct Competitors.

EXHIBIT G

CONDITIONS TO THE INVESTOR’S OBLIGATIONS AT CLOSING

1.                                      Representations and Warranties. The representations and warranties made by the Covenantors and the Founder in Part I and Part II of EXHIBIT D hereof shall be true and correct and complete in all respects, as of the date hereof and as of the date of the Closing, with the same force and effect as if they were made on and as of such date.

2.                                      Performance of Obligations.  Each of the Covenantors shall have performed and complied with all agreements, obligations and conditions contained in the Transaction Agreements that are required to be performed or complied with by it on or before the Closing.  The Company shall have delivered each of the items that are required to be delivered by it under Section 3 of this Agreement.

3.                                      Proceedings and Documents.  All corporate and other proceedings on the part of the Group Companies and the Founder Holding Company in connection with the transactions contemplated under this Agreement and other Transaction Agreements and all documents and instruments incident to such transactions shall be completed and satisfactory in substance and form to the Investor, and the Investor shall have received all such copies of such documents as it may reasonably request.

4.                                      No Material Adverse Effect.  Since the date of the Financial Statements, no Group Company has suffered a Material Adverse Effect.

5.                                      Compliance Certificate.  Each of the Covenantors shall deliver to the Investor a certificate, dated the date of the Closing, signed by the chief executive officer or director of each of the Founder Holding Company, the Company, UcarEase BVI, Uxin Used Car Cayman, Perfect Harmony, Uxin HK, GloryFin HK, UcarShow HK, Fairlubo, Fairlubo HK, UcarBuy BVI and UcarBuy HK, the legal representative of each of the JV, Lubao WFOE, Fengshun Lubao, Shanghai Lubao, Tianjin Lubao, Kaifeng Financing Lease, Youxin Pengda, Youhan Shanghai, Youxin Auction, Youxin Automobile, Yougu Shanghai, Youxuan Beijing, Youzhen Beijing, Youfang Beijing, Youxin Shuxiang, Youxin Shanghai, Youxin Yishouche, Banmaxiu Beijing, the PRC Domestic Company and the PRC Subsidiaries, and the Founder, certifying that closing conditions set forth in this EXHIBIT G have been fulfilled.

6.                                      Approvals, Consents and Waivers. The Company, the JV, and Yougu Shanghai  shall have obtained all approvals, consents and waivers necessary for consummation of the transactions contemplated by this Agreement and the Transaction Agreements which shall remain effective as of the date of the Closing, including, but not limited to, (a) all permits, authorizations, approvals or consents of, notice to or registration with any Governmental Authority or regulatory body or other Person in relation to transactions contemplated under or as required by this Agreement and the Transaction Agreements (including, but not limited to, the Restructuring Documents), and (b) the waiver by all shareholders of the Company and the JV of any anti-dilution rights, rights of first refusal, preemptive rights and all similar rights in connection with the issuance of the Subscribed Shares at the Closing.

7.                                      No Order.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Applicable Law that has the effect of making any of the transactions contemplated by this Agreement and other Transaction Agreements (including but not limited to the Restructuring Documents) illegal or otherwise restraining or prohibiting any of the items above mentioned.

8.                                      Securities Exemptions. The offer and sale of the Subscribed Shares to the Investor pursuant to this Agreement shall be exempt from the registration and/or qualification requirements of all applicable securities laws.

9.                                      Restated Articles Effective. The Restated Articles shall have been duly adopted by the Company by all necessary corporate action of its Board and its shareholders and shall have become and remain effective under the Applicable Laws of the Cayman Islands.  Constitutional Documents of each other Group Company shall also be amended to the satisfaction of the Investor and shall have been duly adopted by such Group Company by all necessary corporate action of its board of directors and its shareholders and duly filed with the relevant Governmental Authorities.

10.                               Execution of Transaction Agreements.  Each party (other than the Investor) to the Transaction Agreements shall have duly executed and delivered to the Investor each of the Transaction Agreements to the satisfaction of the Investor.

11.                               No Contravention.  No party is in violation, breach or default of any term or provision of the Restructuring Documents and other Transaction Agreements.

12.                               Financial Statements and Forecasts.  The Company shall have delivered to the Investor the Financial Statements and one-year financial forecast for the financial year of 2017 for the Group Companies, all in form and substance satisfactory to the Investor.

13.                               No Dividend.  From the date of Financial Statements until the Closing, no dividend or other distributions has been paid or declared directly or indirectly to the Founder or any other shareholder of any Group Company, unless with the prior written approval of the Investor.

14.                               Operational Data.  The Company shall have delivered to the Investor, in form and substance satisfactory to the Investor, operational data of the Group Companies, including without limitation cars up for auction online, cars sold online, online commission rate, online seller rebates, online buyer subsidies, online unique buyers, online unique sellers; cars up for auction offline, cars sold offline, offline commission rate, offline seller subsidies, offline buyer subsidies, offline unique buyers, offline unique sellers etc.

15.                               Shareholders’ Agreement in respect of the JV. A shareholders’ agreement of the JV in form and substance reasonably satisfactory to the Investor shall have been entered into by each party thereto (other than the JV Subscriber).

16.                               Cayman Legal Opinion. The Investor shall have received from the Company’s Cayman Islands legal counsel a legal opinion, dated as of the Closing, in a form and substance satisfactory to the Investor.

17.                               PRC Legal Opinion. The Investor shall have received from the Company’s PRC legal counsel a legal opinion, dated as of the Closing, in a form and substance satisfactory to the Investor.

18.                               Size of Series G Financing Round.  The Investor shall be satisfied that the proceeds to the Company and the JV from the Series G Financing (including the Series G Subscription Price) will be at least US$150,000,000.

19.                               Re-registration of the JV. The JV shall complete the filing with the MOFCOM and the re-registration with the AIC with respect to the increase of the Subscribed Capital in the JV subscribed by the Investor and the appointment by the Investor of a new director in the JV.

EXHIBIT H

CONDITIONS TO COMPANY’S OBLIGATIONS AT CLOSING

1.                                      Representations and Warranties.  The representations and warranties of the Investor contained in EXHIBIT E hereof shall be true and correct as of the date hereof and as of the date of the Closing.

2.                                      Securities Exemptions.  The offer and sale of the Series G Preferred Shares to the Investor pursuant to this Agreement shall be exempt from the registration and/or qualification requirements of all applicable securities laws.

3.                                      Transaction Agreements.  The Investor shall have duly executed and delivered to the Company each of the Transaction Agreements to which it is a party.

EXHIBIT I

DISCLOSURE LETTER